EXHIBIT 10.1

                                 LEASE AGREEMENT


                                     BETWEEN

                            ARBERN INVESTORS IV, L.P.

                                       AND


         TENANT:                    I Games Entertainment, Inc.

         RENTABLE SQ.FT.:           1,732

         SUITE:                     2199

         TERM:                      One (1) Year

         DATED:


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                                            TABLE OF CONTENTS

                                                    TO
                                           NORTHERN TRUST PLAZA
                                          OFFICE LEASE AGREEMENT

LEASE
                                                                                                     Page

BASIC LEASE INFORMATION RIDER............................................................................i

1.       THE PREMISES AND TERM...........................................................................1
2.       POSSESSION......................................................................................2
3.       MONTHLY RENT....................................................................................2
4.       ADDITIONAL RENT.................................................................................2
5.       USE.............................................................................................7
6.       ACCEPTANCE OF PREMISES..........................................................................8
7.       TENANT'S CARE...................................................................................8
8.       BUILDING HOURS OF OPERATION....................................................................10
9.       LANDLORD SERVICES..............................................................................10
10.      DESTRUCTION OR DAMAGE TO THE PREMISES
         AND WAIVER OF SUBROGATION......................................................................11
11.      DEFAULT BY TENANT - LANDLORD'S REMEDIES........................................................14
12.      LANDLORD'S LIABILITY...........................................................................15
13.      ASSIGNMENT AND SUBLETTING......................................................................16
14.      CONDEMNATION...................................................................................18
15.      INSPECTIONS AND ACCESS TO PREMISES.............................................................19
16.      SUBORDINATION AND LEASE AMENDMENT..............................................................19
17.      INDEMNITY......................................................................................20
18.      INSURANCE......................................................................................20
19,      FINANCIAL REPORTS..............................................................................21
20.      HOLDING OVER...................................................................................21
21.      ENTIRE AGREEMENT - NO WAIVER...................................................................21
22.      WAIVER OF JURY TRIAL...........................................................................22
23.      HEADINGS.......................................................................................22
24.      NOTICES........................................................................................22
25.      HEIRS AND ASSIGNS - PARTIES....................................................................22
26.      ATTORNEYS' FEES................................................................................22
27.      TIME OF ESSENCE................................................................................22
28.      SECURITY DEPOSIT...............................................................................23
29.      TENANT IMPROVEMENTS; IMPROVEMENT ALLOWANCE.....................................................23
30.      PARKING ARRANGEMENTS AND COMMON AREAS..........................................................23
31.      RULES AND REGULATIONS..........................................................................24
32.      BROKER.........................................................................................24
33.      PUBLIC AREAS...................................................................................25
34.      QUIET ENJOYMENT................................................................................25
35.      FORCE MAJEURE..................................................................................25
36.      RELATIONSHIP OF THE PARTIES....................................................................25
37.      AUTHORITY......................................................................................26
38.      RADON GAS......................................................................................26
39.      HAZARDOUS SUBSTANCES...........................................................................26
40.      SAVING PROVISION...............................................................................27
41.      REMEDIES CUMULATIVE............................................................................27
42.      EFFECTIVENESS OF LEASE.........................................................................27
43.      GUARANTER OF LEASE.............................................................................27
44.      RELOCATION.....................................................................................27
45.      WAIVER.........................................................................................28
46.      ENTIRE AGREEMENT...............................................................................28
47.           MISCELLANEOUS.............................................................................29
48.      NO REPRESENTATIONS.............................................................................31
49.      GOVERNING LAW..................................................................................31
50.      COUNTERPARTS...................................................................................31
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EXHIBITS:                  "A"      -  Floor Plan
                           "B"      -  Intentionally Omitted
                           "C"      -  Description of Project
                           "D"      -  Description of Property
                           "E"      -  Rules and Regulations
                           "F"      -  Tenant Improvement Allowance



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                                       BASIC LEASE INFORMATION RIDER

                                           NORTHERN TRUST PLAZA

                                          OFFICE LEASE AGREEMENT

Preamble                   Date of Lease:  ____________,  20__ ("Effective Date")

Preamble                   Landlord:  ARBERN INVESTORS IV, L.P., a Delaware limited partnership.

Preamble                   Tenant: I Games Entertainment, Inc., a corporation of the State of Nevada.

Section                    1.A. Premises:  A portion of Northern Trust Plaza, 301 Yamato Road, Boca Raton,  Florida
                           (the  "Building"),  as shown on Exhibit "A", being hereby designated as: Suite 2199. The
                           Building,  together with parking spaces, driveways,  walkways, drainage systems, utility systems,  and  greenspace  areas,  are  hereinafter  collectively  referred  to  as  the
                           "Project."

Section 1                  Net Rentable Area of Premises:  1,732 square feet which is stipulated  and agreed by the parties  (based on 1,506 square feet of usable area and a fifteen (15%) add-on  factor);
                           provided,  however,  that within ten (10) days after delivery of the Premises to Tenant, either  Landlord  or Tenant,  at the expense of the party  electing  to do so,  shall be entitled  to have  the  Premises  measured  in  accordance  with  BOMA  Standards  (ANSI
                           Z65.1-1996).  Following such measurement,  if it is determined that in fact the Premises contain  more or less than the  Rentable  Area set forth  above,  as such  determination shall be  confirmed  in  writing  in a  certificate  provided  by  Landlord,  Base Rent,
                           Tenant's  Share,  and any other provision which is based on the amount of square footage
                           leased  by  Tenant  shall  be  ratably   modified  in  accordance   with  the  certified
                           adjustment.

Section 3                  Lease Commencement Date:

                           November 1, 2001

Section 2                  Expiration Date:  November 30, 2002.

Section 2                  Lease Term: From the Commencement  Date plus One (1) year after the Rent  Commencement
                           Date, unless sooner terminated pursuant to any provision hereof.

Section 2                  Renewal Term(s): One (1) Renewal Terms of Three(3) years each; at Market Rate Rent.

Section 3                  Base Rent:  Tenant agrees to pay to Landlord as Base Rent for the  Premises,  in advance without  demand,  deduction  or  set-off,  from  and  after  the  Commencement  Date and throughout  the term,  the Annual Base Rent in the amounts as indicated in the following
                           Schedule of Base Rent in equal monthly installments, plus applicable sales tax.

                           BASE RENT COMMENCEMENT DATE: DECEMBER 1, 2001


                                                         i
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                                           SCHEDULE OF BASE RENT

                                  NOT INCLUDING ANY APPLICABLE SALES TAX.

---------------------------- ------------------------- -------------------------- -------------------------

         PERIOD                   PER SQUARE FOOT        ANNUALIZED BASE RENT         MONTHLY BASE RENT
---------------------------- ------------------------- -------------------------- -------------------------
---------------------------- ------------------------- -------------------------- -------------------------
December 1, 2001- November
30, 2002                     $13.25                    $22,949.00                 $1,912.42
---------------------------- ------------------------- -------------------------- -------------------------
---------------------------- ------------------------- -------------------------- -------------------------

                             $                         $                          $
---------------------------- ------------------------- -------------------------- -------------------------
---------------------------- ------------------------- -------------------------- -------------------------

                             $                         $                          $
---------------------------- ------------------------- -------------------------- -------------------------
---------------------------- ------------------------- -------------------------- -------------------------

                             $                         $                          $
---------------------------- ------------------------- -------------------------- -------------------------
---------------------------- ------------------------- -------------------------- -------------------------

                             $                         $                          $
---------------------------- ------------------------- -------------------------- -------------------------
---------------------------- ------------------------- -------------------------- -------------------------

                             $                         $                          $
---------------------------- ------------------------- -------------------------- -------------------------


Section 4:        Overhead Rent Commencement Date: December 1, 2001.

                  Estimated Overhead Rent for the current year:  $7.68 per rentable square foot.

Section 3         Tenant's  Proportionate Share: .85%. Landlord and Tenant acknowledge that Tenant's  Proportionate
                  Share has been  obtained  by taking the Net  Rentable  Area of the  Premises  and  dividing  such number by 203,609  square feet,  being the rentable area  contained in the Building as determined by Landlord,  and  multiplying  such quotient by 100. In the event Tenant's  Proportionate  Share is  changed  during a  calendar  year by  reason  of a  change  in the Net  Rentable  Area of the
                  Premises,  Tenant's  Share shall  thereafter  mean the result  obtained  by dividing  the new Net
                  Rentable Area of the Premises by 203,609 and multiplying such quotient by 100.

Section 28        Security Deposit Received: $3,200.00 (including Florida sales tax)
                  Date Received:

Section 3         Prepaid First Month's Rent  $3,202.15 (including Florida sales tax)
                  Date Received:

Section 5         Use of Premises:          General office

                  Address for Notices After Commencement Date:

                  Tenant:
                  The Premises

                  Landlord:
                  Arbern Investors IV, L.P.
                  c/o Stoltz Management
                  301 Yamato Road, Suite 3101
                  Boca Raton, Florida 33431
                  Attention: Jason Carros


Section 18        Amount  of  General   Comprehensive   Liability   Insurance:   $2,000,000.00   per  occurrence  -
                  $3,000,000.00 in the aggregate, together with $1,000,000.00 property damage.

Section 19        Tenant Improvement Allowance $NONE.

                                                    ii
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
                  Certain of the information relating to the Lease, including many of the principal economic terms, are set forth in the foregoing Basic Lease Information Rider (the "BLI Rider"). The BLI Rider and the Lease are, by
this reference,  hereby incorporated into one another. In the event of any direct conflict between the terms of the
BLI Rider and the terms of the Lease, which includes all Exhibits thereto,  the BLI Rider shall control.  Where the
Lease simply supplements the BLI Rider and does not conflict directly therewith, the Lease shall control.

                  IN WITNESS WHEREOF, Landlord and Tenant have signed this BLI Rider as of this ____ day of ______________, 2001.


WITNESSES:                                                    "TENANT" I Games  Entertainment,  Inc., a corporation
                                                              of the State of
                                                              Nevada
______________________________________
(As to Tenant)
                                                              By:_____________________________
                                                              Name:
                                                              Title:
                                                                                                 (SEAL)
WITNESSES:                                                    "LANDLORD"

______________________________________               ARBERN INVESTORS IV, L.P., a Delaware limited partnership

______________________________________               By:  Arbern  Building  Company,  Inc., a Delaware  corporation authorized  to do  business  in the State of Florida,
                                                              its general partner

                                                              By:_____________________________
                                                                            Authorized Agent





                                                    iii
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
                             OFFICE LEASE AGREEMENT


         THIS OFFICE LEASE AGREEMENT ("Lease") is made this _____ day of ____________, 2001 (the "Effective Date"), by and between ARBERN INVESTORS IV, L.P., a Delaware limited partnership ("Landlord"), and I Games Entertainment, a Nevada corporation ("Tenant").

         1.       THE PREMISES AND TERM.

                  A. Initial Term. Landlord, for and in consideration of the rents hereinafter reserved and of the covenants, agreements and conditions hereinafter set forth, to be kept and preformed on the part of Tenant, hereby leases to Tenant, and Tenant hereby rents and leases from Landlord the Premises described in the Basic Lease Information Rider ("BLI Rider") attached to the front of this Lease and incorporated into this Lease by reference, and as more particularly outlined on the floor plan attached hereto and made a part hereof as Exhibit "A" (the "Premises"), together with the continuous right, during the Building Hours of Operation as hereinafter identified, subject to applicable rules and regulations, to use the Common Areas (defined below), Project Common Areas (defined below), Parking Areas (defined below) and the improvements and facilities located thereon which are designated for the nonexclusive use of occupants of the Building in common with Landlord and the tenants and occupants of the Building and the Project (defined below) and their respective agents, employees, and invitees, for a term to commence on the Commencement Date set forth in the BLI Rider ("Commencement Date") to end on the Lease Expiration Date set forth in the BLI Rider ("Expiration Date"). The period from the Commence Date through the Expiration Date is hereinafter referred to as the "Initial Term". For purposes of this Lease, if the Commencement Date, as provided in the BLI Rider is made subject to the substantial completion of the improvements to the Premises, the term "substantially complete" when used in connection with the term Tenant Improvements shall mean that the Tenant Improvements are completed substantially in accordance with the plans and specifications for the Tenant Improvements. The Tenant Improvements shall be deemed substantially completed notwithstanding the fact that minor or insubstantial details of the work, mechanical adjustment, or decoration remain to be performed.

                  B. Renewal Term(s): Provided this Lease shall not have been canceled pursuant to the other provisions of this Lease, and provided further that at the time Tenant exercises its renewal option Tenant shall not then be in default of the Lease beyond any applicable notice and cure period, then Tenant shall have an option to renew the term of this Lease for one (1) additional renewal terms of three (3) years each (collectively the Renewal Terms and each separately a Renewal Term), commencing on the date immediately following the last day of the preceding term. To be effective, Tenant shall exercise this option for the first Renewal Term by delivering to Landlord no less than twelve
(12) months' Notice (defined below) of such election prior to the expiration of the Initial Term. Provided that Tenant has exercised the first Renewal Term and is not then in default of this Lease beyond any applicable notice and cure period, Tenant shall have the right to renew the term of this Lease for an additional one (3) year term by delivering to Landlord no less than twelve (12) months' Notice of such election prior to the expiration of the first Renewal Term. Base Rent for each Renewal Term shall be equal to the Market Rent, as determined in accordance with this section ("Market Rent"). Within thirty (30) days following its receipt of Tenant's request, Landlord shall advise Tenant of Market Rent for each year of the Renewal Term. Market Rent (including escalations for each successive year of the Renewal Term(s) shall be determined by Landlord in its reasonable judgment. Landlord's determination of the Market Rent shall be based, as Landlord reasonably deems appropriate, upon then current and projected rents for space in the Building, adjusted for any special conditions applicable to such space and leases, for location, length of term, amount of space and other factors Landlord deems relevant in computing rents for space in the Building, including adjustments for anticipated inflation. Tenant may exercise its option to renew by notifying Landlord, within 30 days from the date on which Tenant was advised by Landlord of Landlord's determination of Market Rent, that Tenant has elected to exercise the Option at the Market Rent determined by Landlord. If Tenant exercises the Option as provided, the Expiration Date of the Lease shall be extended for the length of the Renewal Term and Base Rent shall be adjusted to Market Rent.

         If Tenant fails or omits to give Landlord Notice of its election to renew this Lease upon the terms set forth herein and within the prescribed time or if Tenant is in default of the Lease beyond applicable notice and cure periods at the time Tenant attempts to exercise its Renewal Option, then it shall be deemed without further notice and without further agreement, that Tenant elected not to exercise the option to extend the term of this Lease and the Renewal Option(s) shall be null and void and of no further force or effect. Either party, if requested, agrees to enter into a Lease amendment reflecting the leasing of the Premises for the Renewal Term.

         2.       POSSESSION.

         Notwithstanding the estimated Commencement Date of the Initial Term as set forth in Paragraph 1 herein, if for any reason Landlord cannot deliver possession of the Premises to Tenant on said date because the Premises are not ready for occupancy, or for any other reason or cause, Landlord and its agents shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Tenant or extend the Initial Term hereof. After the determination of the Commencement Date, Tenant agrees, upon demand of Landlord, to execute, acknowledge and deliver to Landlord an instrument, in form satisfactory to Landlord, which sets forth the Commencement Date and the end of the Initial Term.

         3.       MONTHLY RENT

         Tenant shall pay to Landlord, or to any successor thereto named by Landlord, at the address provide in the BLI Rider or at such other place as Landlord may designate by Notice, without notice or demand and without deduction, abatement, counterclaim, or set-off whatsoever, except as may be expressly noted and authorized under the terms of this Lease, annual rent at the rates and in the amounts set forth in the BLI Rider (the "Base Rent") payable in lawful money of the United States in equal monthly installments (the "Monthly Rent"). The first Monthly Rent and Sales Tax (defined below) installment payable thereon for the first month of the Initial Term shall be paid by Tenant to Landlord on the Commencement Date. All subsequent Monthly Rents shall be due in advance on the first day of each calendar month during the Initial Term, beginning with the month next succeeding the First Month, as defined below, together with payment of all Additional Rent, as herein defined, and together with Sales Tax. The term "Lease Year", as used herein, (i) shall mean the twelve
(12) month period beginning with the Commencement Date, and each twelve (12) month period thereafter occurring during the Initial Term of this Lease, and
(ii) in the event this Lease expires or terminates on a date other than the date determined pursuant to Paragraph 1 hereof, then the term "Lease Year" shall also mean the period from the end of the preceding Lease Year to the date of said expiration or termination of this Lease. Notwithstanding anything to the contrary contained herein, in the event the Commencement Date is other than the first day of a calendar month, then Tenant shall pay to Landlord on the Commencement Date a sum equal to the per diem Monthly Rent for the month in which the Commencement Date shall occur multiplied by the number of days from the Commencement Date to the last day of the First Month, both inclusive plus the Monthly Rent for the next calendar month (said period of time hereafter referred to as the "First Month"). Such per diem payment and the first Monthly Rent payment shall constitute payment of Monthly Rent from the Commencement Date to the last day of the month next succeeding the First Month, both inclusive. In the event this Lease terminates on a day other than the date determined in accordance with Paragraph 1 hereof, the Monthly Rent shall be equitably adjusted. Any Rent not paid within five (5) days after its due date shall be subject to a late charge of Five Hundred Dollars ($500.00) plus One Hundred and No/100 Dollars ($100.00) per day for each day after the fifth (5th) day of delinquency until the Rent payment is received. The provisions of the immediately preceding sentence shall not, in any manner, constitute a waiver of Landlord's right to default Tenant for the failure to pay rent subject to applicable grace periods herein contained. In the event Tenant provides Landlord with a check or other draft on a bank which is dishonored, Tenant shall be obligated to pay Landlord the sum of One Hundred Fifty Dollars ($150.00) for each non-negotiable check issued.

         4.       ADDITIONAL RENT.

                  A.       Definitions.  As used herein:
                           (i)      "Common  Areas"  shall mean all  portions of
the Building and the Project not intended as leasable area, including, but not limited to, (if any) public lobbies, elevators, doorways leading into the Building, loading areas, pedestrian walkways and ramps, landscaped areas, stairways, corridors, mechanical rooms, washrooms, toilets, and other public facilities, and other areas of the Building and the Property which are provided by Landlord for the general use, in common, of tenants, their officers, agents, employees, servants, invitees, licensees, visitors, patrons, and customers.

                           (ii)     "Cost of Operation and Maintenance"  shall
mean, subject to the exclusions and limitations set forth in this Subsection 4A(ii), all costs and expenses incurred by Landlord in operating, repairing, maintaining and Improving (defined below) the Building, Property, Common Areas, Parking Areas and Project Common Areas, as determined in accordance with generally accepted accounting principles consistently applied on a cash basis, including without limitation, all Improvements (defined below), equipment, systems and Parking Areas designated to service occupants of the Building, whether now existing or hereafter constructed and including, without limitation, as they relate to the Building, Property, Common Areas, Parking Areas and Project Common Areas, (1) costs in providing rubbish and waste pickup and disposal, if any; (2) costs of janitorial services and window cleaning (including materials, supplies, light bulbs and ballasts, equipment and tools therefor, and rental costs related to any of the foregoing) and contracts with third parties to provide such services or supplies; (3) insurance premiums for, without limitation, property, rental interruption, liability and any other types of insurance carried by Landlord, the costs of which may include a reasonable allocation of a portion of the premium of a blanket insurance policy maintained by Landlord; (4) costs of electricity, water, sewer, and other utility charges, but excluding any utility charges paid directly by any tenant of the Building (including Tenant) to any utility provider; (5) costs of operation, maintenance, and repair including, without limitation, the roof, all floor, wall and window coverings and personal property, systems such as ventilation and air conditioning, fire prevention sprinkler systems, elevators, escalators, and all other mechanical or electrical systems serving such facilities and service agreements for all such systems and equipment; (6) license, permit and inspection fees; (7) wages, salaries, employee benefits and taxes (or a reasonable allocation of the foregoing) for working full or part time in connection with operation, maintenance and management; (8) accounting and legal services associated with the Building and/or the Project; (9) management fees (including fees paid to Landlord if Landlord manages the Building and/or the Project), and Landlord's administrative costs, such as postage, stationery, office space, photocopy expenses, and other management office supplies; (10) costs of indoor and outdoor landscaping including, without limitation, planting, replacing, and replanting of flowers and bushes, and the maintenance thereof;
(11) expenses and fees, including legal fees and costs, reasonably incurred contesting the validity or applicability of any governmental enactments, including taxes; (12) costs of any parking validation program enacted by Landlord in which Tenant has a right to participate; (13) cost of operation,, maintenance and repairs of any equipment to supply music or to provide intercom capability; (14) cost of compliance with any fire, safety or other governmental rules, regulations, laws, statutes, ordinances or requirements imposed by any governmental authority or insurance company; (15) the cost of any Study (defined below); (16) the current amortization portion of Required Capital Improvements (defined below) and Cost Saving Improvements (defined below), amortized on a straight line basis for ten (10) years or over the useful life of such improvement, as determined in accordance with generally accepted accounting principles, whichever is less; (17) the cost of all replacements or capital repairs (hereinafter "Replacements") made in lieu of repairs when such Replacement is reasonably necessary in accordance with sound management and operating principles, notwithstanding that the Replacement item is of superior quality, design or utility to the item being replaced, but only to the extent such quality, design or utility shall not exceed the standard for the same currently prevailing for comparable office buildings located in the southeast Florida market, such cost to be amortized or depreciated, as the case may be, on a straight-line-basis over the useful life of the Replacement in question, but in no event more than ten (10) years, as commercially reasonably determined by Landlord, and included in the Cost of Operation and Maintenance until such cost has been fully amortized at Citibank Prime (N.Y.), together with two (2%) percent. "Required Capital Improvements" shall mean any capital improvements or any replacements made in or to any portion of the Project or improvements located thereon, including, without limitation, the Building, the Property, the Common Areas, the Parking Areas and the Project Common Areas, in order to conform to any law, ordinance, rule, regulation or order of any governmental authority having jurisdiction over the Building, the Property, the Common Areas, the Parking Areas and the Project Common Areas, as the case may be, and replacements of capital improvements at the end of their useful life. "Cost Saving Improvements" shall mean any capital improvements or replacements which are intended, in Landlord's reasonable judgment, to reduce, stabilize or limit increases in the costs of Operation and Maintenance; for Cost Saving Improvements costing more than $100,000, Landlord's reasonable judgment shall be based upon a study and analysis made by or on behalf of Landlord of the projected cost savings to be realized from making such capital improvements (the "Study"). "Improvements" shall mean any improvement that is a Required Capital Improvement or a Cost Saving Improvement. "Improving" shall mean the construction of any Improvement.

                           The Taxes and Costs of Operation and  Maintenance of
the Common Areas, Project Common Areas, and Parking Areas shall be reasonably apportioned among the buildings located within the Project. Tenant shall pay Tenant's Proportionate Share (defined below) of Taxes and the Cost of Operation and Maintenance as hereinafter provided.

                           Notwithstanding  any  other  provisions  of this
Lease to the contrary, the Cost of Operation and Maintenance shall be deemed to specifically exclude the following:

                                    (a)     costs and expenses incurred in
connection with lease, sublease and/or lease assignment negotiations and transactions with present or prospective tenants or other occupants of the Building, including, without limitation, leasing commissions, attorneys' fees, consulting fees and space planning costs;

                                    (b)     tenant allowances, monetary
inducements  and  other  costs  of  installation  of  tenant   improvements  and
decorations (including permit, licensing and inspection fees) incurred in connection with preparing space for a new tenant or the cost of renovating or otherwise improving, decorating, painting or redecorating space of existing tenants or vacant space available for lease;

                                    (c)     accountants' fees and costs,
attorneys' fees and court costs and other such professional expenses incurred by Landlord in connection with (1) negotiations or disputes with existing tenants (unless such disputes are with a majority of all tenants in the Building [based upon rentable square footage] in which case such legal expenses will be included to the extent Landlord prevails in any such dispute) or prospective tenants, management agents, brokers, purchasers, or mortgagees of the Building or in enforcing remedies in the event of tenant defaults and/or (2) any mortgaging, financing, refinancing, development, sale, or change of ownership of the Project or Building, or the modification of any ground lease, air rights lease, or any other lease or sublease to, or assumed, directly or indirectly by, Landlord;

                                    (d)     amounts for which  Landlord is
entitled to be reimbursed by tenants, or insurers (other than through payment of its proportionate share of Cost of Operation and Maintenance) or for which any tenant pays or is to pay third persons;

                                    (e)     interest,  principal, points and
fees on debt or amortization payments on any mortgages or any other debt instruments encumbering the Building and rental under any ground lease;

                                    (f)     expenses paid by Landlord for the
advertising and promotion of rental space in the Building and Project and the cost of signage within or on the Project identifying the owner and/or managing agent of the Building;

                                    (g)     depreciation expense on the
Building;

                                    (h)     costs arising from Landlord's
charitable or political contributions;

                                    (i)     costs related to maintaining
Landlord's legal existence, including by way of example but not limitation, trustee's fees, annual fees, organizational and administrative expenses and accounting fees (other than with respect to the Building's operations);

                                    (j)     the costs incurred  by Landlord to
cure any latent defects in the original construction of the Premises as to which Tenant has given Notice to Landlord prior to the first anniversary of the Commencement Date; and

                                    (k)     electric power costs for which any
tenant directly contracts with the local public service company.

                           (iii)    "Garage(s)" shall mean any parking garage
subsequently constructed within the Project and designated for non-exclusive use by Tenant and its employees, guests and invitees. The term "Garage(s)" shall not include any Parking Area not available for use by Tenant or its invitees, employees or customers. Nothing contained in this Subsection shall commit or be interpreted as committing Landlord to construct any parking garage.

                           (iv)     "Landlord's  Statement"  shall  mean  an
instrument containing a reasonable computation of any Additional Rent due, itemized by expense category in reasonable detail, pursuant to the provisions of this Paragraph 4.

                           (v)      "Operational Year" shall mean a calendar
year.

                           (vi)     "Parking   Areas"  shall mean the  Garage(s)
and any other parking areas designated to service occupants of the Building, whether now existing or hereafter constructed, including parking areas that contain reserved parking spaces for tenants of the Project. Paragraph 30 hereof contains provisions relating to the use of Parking Areas.

                           (vii)    "Project"  shall  mean  the  parcel  of land
situated in Palm Beach County, Florida, more particularly described on Exhibit "C" attached hereto of which the Property is a portion. The Project is comprised of Northern Trust Plaza Building.

                           (viii)   "Project  Common  Areas"  shall mean all
improved portions of the Project not intended as leasable areas which are provided by Landlord for the general non-exclusive use of tenants, their officers, agents, employees, servants, invitees, licensees, visitors, patrons and customers of any leasable improvements located in the Project and expressly excluding any Common Areas and Parking Areas and any common areas or common facilities located in another building constructed in the Project or dedicated for the use of tenants of other improvements located in the Project and not available for use by Tenant or its employees, invitees or customers.

                           (ix)     "Property"  shall  mean the  parcel  of land
situated in Palm Beach County, Florida, on which is situated the Building.

                           (x)      "Taxes"  shall mean all real estate taxes,
assessments, special or otherwise, sewer rents, rates and charges, water rents, rates and charges, or any other charge of a governmental authority of a similar or dissimilar nature, of any kind, which may be levied or assessed upon or with respect to the Building, Parking Areas, the Property, Project Common Areas and Common Areas, and all taxes or charges levied on the Monthly Rent and/or Additional Rent or the gross receipts from the Building and/or Garage(s) which are in lieu of or a substitute for, any other tax or assessment or charge upon or with respect to the Building, Property, Parking Areas, Project Common Areas and Common Areas. If assessments are paid in annual or other installments, there shall be deemed included in Taxes for each Lease Year the annual installment or total number of other installments of such assessment becoming payable during such Lease year, together with interest payable during such Lease Year, on such installment and all installments thereafter becoming due as provided by law, all as if such assessments had been so divided. Taxes shall not be deemed to include: (a) franchise or similar taxes of Landlord, or (b) income, excess profits or other taxes, if any, of Landlord, except to the extent such taxes are in lieu of or a substitute for any other tax, assessment or charge upon the Building, Property, Parking Areas, Project Common Areas and Common Areas which, if such other tax, assessment or charge were in effect, would be payable by Tenant as provided above, in which event such taxes shall be computed as if the Building, Property, Parking Areas, Project Common Areas and Common Areas were the only property of Landlord, and the rent hereunder the only income of Landlord. Notwithstanding anything contained herein to the contrary, Taxes shall not include any Sales Tax payable by Tenant pursuant to any other provision of this Lease. Further, Taxes do not include interest, fines or other penalties due or payable by Landlord as a result of Landlord's failure to make payments and/or file any tax or informational returns when due. Landlord shall calculate Taxes on the basis of the maximum discount available for early payment, provided Tenant is not in default in the payment of Base Rent.

                           (xi)     "Tax  Year"  shall mean the period of 12
months commencing on January 1st of each year or such other 12 month period as may hereafter be duly adopted as the fiscal year from real estate tax purposes for Palm Beach County or other applicable governmental authority.

                           (xii)    "Tenant's  Projected Share" shall mean
Tenant's Proportionate Share multiplied by Landlord's written estimate of the Cost of Operation and Maintenance for the ensuing Operational Year.

                  B.       Taxes.

                           (i)      Tenant  shall  pay as  Additional Rent a sum
equal to Tenant's Proportionate Share of the Taxes for each Tax Year during the term of this Lease for the Building and the Property. Tenant shall also pay as Additional Rent a sum equal to Tenant's Proportionate Share of the Taxes for Project Common Areas and Parking Areas that are allocable to tenants of the Building pursuant to the terms of this Lease. Subsequent to the issuance of the bill for Taxes, Landlord shall give Notice of such Taxes to Tenant which Notice shall include a copy of such bill, together with Landlord's Statement for Taxes, and Tenant shall pay the Additional Rent set forth on such Statement within thirty (30) days such Notice is given. Landlord, at its option, may require Tenant to make monthly payments on account of Tenant's Proportionate Share of Taxes payable for the Tax Years immediately following delivery of the first Landlord's Statement for Taxes. Landlord's Statement of Taxes shall set forth the amount of said monthly payments, which shall be credited to Tenant's obligation to pay Additional Rent under this Subsection 4B(i) for the applicable succeeding Tax Year. Landlord agrees to regularly review Taxes for the Building, Parking Areas, Project Common Area, and Property and to contest or negotiate the amount thereof with the appropriate governmental or regulatory authority if Landlord determines it is reasonably prudent to contest the Taxes. The cost of any such contest or negotiation shall be a Cost of Operation and Maintenance regardless of Landlord's success. In the event that after a Landlord's Statement for Taxes has been sent to Tenant and Tenant has paid Additional Rent for such Taxes, an assessed valuation which had been utilized in computing the Taxes is reduced (as a result of settlement, final determination of legal proceedings or otherwise) and as a result thereof a refund of Taxes is received by or on behalf of Landlord, then, promptly after receipt of such refund, Landlord shall reimburse Tenant in the amount of Tenant's Proportionate Share of such refund.

                           (ii)     Any  payment of  Additional  Rent or refunds
due to Tenant hereunder for any period of less than a full Tax Year, or any adjustment required due to Tenant hereunder for any period of less than a full Tax Year, or any adjustment required due to the change in the area of the Premises, shall be equitably prorated to reflect any such event.

                  C.       Operating Expenses.

                           (i)      Commencing  with the  Commencement  Date,
Tenant shall pay to Landlord, as Additional Rent, Tenant's Projected Share of the Costs of Operation and Maintenance for the Project, Building and Property and Tenant's Proportionate Share of the Cost of Operation and Maintenance for Project Common Areas and Parking Areas that are allocable to tenants of the Building pursuant to the terms of this Lease during such Operational Year. During the month of December preceding each Operational Year, Landlord shall furnish Tenant by Notice a written statement, itemized in reasonable detail, of the estimated Cost of Operation and Maintenance for such year setting forth Tenant's Projected Share of the Cost of Operation and Maintenance for the Building and Property and of the Cost of Operation and Maintenance for Project Common Areas and Parking Areas that are allocable to tenants of the Building pursuant to the terms of this Lease during such Operational Year and Tenant shall pay same to Landlord as Additional Rent. Tenant's Projected Share shall be divided by 12 and shall be payable on the first day of each month, beginning on the first day of such ensuing Operational Year. If said statement is furnished to Tenant after the commencement of such Operational Year, Tenant shall nonetheless be obligated to pay, as part of its next installment of Monthly Rent and Additional Rent, Tenant's Projected Share for the period which shall have elapsed prior to the first day of the calendar month next succeeding the calendar month in which said Statement is furnished to Tenant.

                           (ii)     It is estimated  that on or before March 31
following a calendar year for which Overhead Rent is payable hereunder, Landlord shall furnish a written reconciliation statement to Tenant by Notice a written statement, itemized in reasonable detail, of the actual Cost of Operation and Maintenance incurred for such Operational Year and Tenant's Proportionate Share of the Cost of Operation and Maintenance of the Building and Property and Tenant's Proportionate Share of the Cost of Operation and Maintenance for Project Common Areas and Parking Areas that are allocable to tenants of the Building pursuant to the terms of this Lease during such Operational Year ("Landlord's Statement of Operation and Maintenance"). If the Landlord's Statement of Operation and Maintenance shall indicate that Tenant's Projected Share paid by Tenant for such Operational Year exceeded Tenant's Proportionate Share for such Operational Year, Landlord, at Landlord's option, shall forthwith either (1) pay the amount of excess directly to Tenant within thirty (30) days of Tenant's receipt of such Statement or (2) permit Tenant to credit the amount of such excess against the subsequent payment of Additional Rent due hereunder. If Landlord's Statement of Operation and Maintenance shall indicate that Tenant's Proportionate Share exceeds Tenant's Projected Share for that Operational Year, Tenant shall forthwith pay Landlord within thirty (30) days after Tenant's receipt of such Statement, the amount of such excess.

                  D. Apportionment of Additional Rent. If the Term of this Lease shall begin on a date other than January 1 or end on a date other than December 31st, any Additional Rent for the year in which the Commencement Date or the date of expiration of the term shall occur, as the case may be, shall be apportioned in that percentage which the number of days in the period from the Commencement Date to December 31st or from the Commencement Date of such Lease Year to such date of expiration, both inclusive, as the case may be, shall bear to the total number of days in the calendar year in which such expiration occurs.

                  E.       Landlord's Statements.

                           (i)      Landlord's  failure  to  render  Landlord's
Statement of Taxes or Landlord's Statement of Operation and Maintenance (each a Landlord's Statement"), with respect to any Operational Year or Tax Year, or Landlord's delay in rendering such Statement beyond a date specified herein, shall not prejudice Landlord's right to render a Landlord's Statement with respect to that or any subsequent Operational Year or Tax Year. The obligations of Landlord and Tenant under the provisions of Paragraph 4 with respect to any Additional Rent shall survive the expiration or any sooner termination of this Lease.

                           (ii)     Each  Landlord's  Statement of Taxes and
Landlord's Statement of Operation and Maintenance shall be conclusive and binding upon Tenant, unless within three thirty (30) days after receipt of such Landlord's Statement, Tenant shall give Notice to Landlord that it disputes the correctness of Landlord's Statement, specifying the respects in which Landlord's Statement is claimed to be incorrect (the "Thirty Day Notice"). If the Thirty Day Notice is sent, Tenant, its authorized agents, representatives and accountants, shall have the right within the thirty (30) days following the giving of the Thirty Day Notice to audit Landlord's Statement and Landlord's books and records relating to the same to verify that Landlord's Statement has been determined in accordance with the terms of this Lease. Any such audit shall be conducted during normal business hours at Landlord's convenience, so long as the audit is permitted to commence within thirty (30) days of Tenant's request. In conducting its audit, Tenant and its authorized agents, representatives, and accountants shall have full access to Landlord's books and records. Any such audit shall be at Tenant's sole cost and expense unless the audit reveals an overcharge of more than five percent (5%) of Tenant's Proportionate Share of Cost of Operation and Maintenance or of Taxes, as the case may be, in which event Landlord shall, upon Notice from Tenant demanding payment, pay the reasonable costs of the audit. If the audit reveals an undercharge or an overcharge, then the amount due from Tenant shall be appropriately adjusted to the extent indicated in accordance with the results of the audit. Pending the determination of such dispute, Tenant shall pay Additional Rent in accordance with the applicable Landlord's Statement, and such payment shall be without prejudice to Tenant's position in any legal proceeding commenced by Tenant and shall be without prejudice to Tenant's right to audit as herein provided.

                  F. Collection. Except as otherwise provided herein, any Additional Rent payable pursuant to Paragraph 4 shall be collectible by Landlord in the same manner as Monthly Rent, and Landlord shall have the same remedies for nonpayment thereof as Landlord has hereunder for nonpayment of Monthly Rent.

                  G. Sales Tax. Tenant further agrees to pay, in addition to, but not in lieu of, the Monthly Rent and the Additional Rent, any and all sales and use tax now or hereafter imposed by any governmental entity upon, applicable to, or measured by or on the Monthly Rent and Additional Rent, or any other charges payable to Landlord under this Lease ("Sales Tax"). Tenant shall pay to Landlord, concurrently with each such payment of Monthly Rent or Additional Rent or such other charges hereunder, the amount of Sales Tax attributable to the payment being made to Landlord. If any Sales Tax is required to be paid to the governmental taxing authority directly by Landlord, whether during the term of this Lease or subsequent to the termination of this Lease (if such Sales Tax is levied on the Monthly Rent or Additional Rent paid by Tenant), then Landlord shall, upon demand, be fully reimbursed by Tenant for such payment.

                  H. Electric. It is acknowledged by the parties that the electric usage and service to the Premises is maintained and monitored by a separate electric meter. However, this meter serves electric to the adjacent Premises as well. The Adjacent Premises known as Suite 2198 is currently vacant. Upon the Leasing of the Adjacent Premises, Tenant shall proportionately invoice the Adjacent Premises tenant at the rate of 41% of the monthly FPL service invoice. Tenant shall be responsible for the connection of service to the utility provider and for the monthly charges applicable to Tenant's use at the rate of 59% as long as there is a tenant in the adjacent Premises. Light bulb replacement shall be at the expense of Tenant.

                  I. A/C System. Landlord shall be responsible for the production of cooled air throughout the Common Areas and to the boundary of the Premises.

         5.       USE.

                  Tenant, its successors and assigns, shall use the Premises exclusively for the purpose of a general business office and such related activities approved by Landlord, in writing, and for no other use or purpose whatsoever. Tenant shall comply with all laws, ordinances, rules and regulations of applicable governmental authorities respecting the use, operation and activities of the Premises, the Common Areas, Project Common Areas and Parking Areas and Tenant shall not make, suffer or permit any unlawful, improper or offensive use of the Premises, Building or Project, or any part thereof, or permit any nuisance thereon. Tenant shall not make any use of the Premises, Building or Project which would make void or voidable any policy of fire or extended coverage insurance covering the Premises, Building or Project. Tenant shall use the Premises only for the purpose stated in this Lease and shall not leave said Premises vacant or suffer or permit any waste or mistreatment thereof. Tenant agrees to abide by any rules or regulations promulgated by Landlord, from time to time, including the Rules and Regulations attached hereto as Exhibit AE@ and made a part of this Lease.

         6.       ACCEPTANCE OF PREMISES.

         Taking possession of the Premises by Tenant shall be conclusive evidence that the Premises were in good and satisfactory condition when possession was so taken except for latent defects; provided, however, unless Tenant shall give Notice to Landlord of any latent defects within the first ninety (90) days following the Commencement Date, the exception for latent defect shall be deemed omitted from this sentence. Unless expressly stated herein to the contrary, Landlord has no obligation to repair, improve, or add to the Premises subsequent to Tenant's taking possession thereof and Tenant shall, at its sole cost and expense and in compliance with the provisions of this Lease, be responsible for any changes, alterations, repairs, replacements, maintenance, and decorations to the Premises. Neither Landlord nor Landlord's agents have made any representations or promises with respect to the physical condition of the Building or the Premises, the rents, leases, expenses of operation, or any other matter or thing affecting or relating to the Premises except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set froth in the provisions of this Lease. Landlord represents and warrants to Tenant that it has not received any notice that the Building is currently in violation of any laws, regulations, or ordinances.

         7.       TENANT'S CARE.

                  A. Standard of Care. Tenant will, at Tenant's sole expense, take good care of the Premises and the fixtures and appurtenances therein, reasonable wear and tear, and damage by fire, the elements, casualty, or Acts of God excepted, and will suffer no active or permissive waste or injury thereof. Tenant shall, at Tenant's expense, but under the direction of Landlord, promptly repair any injury or damage whether structural or nonstructural to the Premises or the Building or Parking Areas or Common Areas, or Project Common Areas and facilities caused by the negligence or intentional acts of Tenant, or its agents, invitees or employees, or Tenant moving in or out of the Premises. All the aforesaid repairs shall be of quality or class equal to the original work or construction, and shall be made in accordance with the provisions of Subparagraph 7B hereof. If Tenant fails after thirty (30) days' Notice thereof to proceed with due diligence to make the repairs required to be made by Tenant, unless the repair is of an emergency nature or one which, if not promptly repaired will further exacerbate the situation or prejudicially impact other tenants, the repairs may be made by Landlord, at the expense of Tenant and the expenses thereof incurred by Landlord plus twenty percent (20%) to reimburse
Landlord for its overhead and construction management services associated herewith, after rendition of a bill or statement therefor, shall be reimbursed by Tenant to Landlord within thirty (30) days of such billing. There shall be no abatement of Rent or rent allowance to Tenant for diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Tenant making, or failing to make, any repairs, alterations, additions or improvements in or to any portion of the Building or the Premises, or in or to fixtures, appurtenances, or equipment thereof.

                  B. Alterations. Tenant will not, without Landlord's prior written consent, make alterations, additions or improvements in or about the Premises and will not do anything to or on the Premises which will increase the rate of fire insurance on the Building. It is expressly understood and agreed that, other than the Tenant Improvements, Landlord is not requiring Tenant to make such improvements to the Premises, and Landlord and Tenant agree that no improvements by Tenant shall be deemed "Improvements," within the meaning of the Florida Construction Lien Law. All contractors, subcontractors, mechanics, laborers, materialmen, and others who perform any work, labor or services, or furnish any materials, or otherwise participate in the improvement of the Premises shall be and are hereby given notice that Tenant is not authorized to subject Landlord's interest in the Building or the Property to any claim for construction, mechanics', laborers' and materialmen's liens, and all persons dealing directly or indirectly with Tenant may not look to the Premises as security for payment. Landlord has recorded a notice of the foregoing in the Public Records of Palm Beach County, Florida, pursuant to the provisions of
Section 713.10, Florida Statutes. Tenant shall save Landlord harmless from and against all expenses, liens, claims or damages to either property or person which may or might arise by reason of the making of any such additions, improvements, alterations and/or installations by Tenant. Tenant shall with regard to all improvements and alterations made to or about the Premises, including, without limitation, the Tenant Improvements, comply with the building codes, regulations and laws now or hereafter to be made or enforced in the municipality, county and/or state which have jurisdiction over such work. All alterations, additions or improvements of a permanent nature made or installed by Tenant to the Premises shall become the property of Landlord at the expiration of this Lease, unless Landlord, by Notice to Tenant given no later than thirty (30) days prior to the end of the Lease, elects to relinquish its right thereto. In such event, Tenant shall remove the same at its sole cost and expense and shall repair any damage to the Building or the Premises caused by said removal.

Prior to making any alterations, including the Tenant Improvements, Tenant (i) shall submit to Landlord detailed plans and specifications (including layout, architectural, mechanical and structural drawings) for each proposed alteration drawn in compliance with all applicable codes, ordinances and laws and shall not commence any such alteration without first obtaining Landlord's written approval of such plans and specifications, it being understood that neither Landlord's approval of such plans and specifications nor the construction of such Tenant Improvements pursuant to a contract between Landlord and a contractor, shall be deemed a warranty or representation by Landlord that the plans and specifications for such Tenant Improvements comply with applicable codes, ordinances and laws, (ii) shall, at its expense, obtain all permits, approvals and certificates required by any government or quasi-governmental bodies and ensure that all work is performed in strict accordance with the plans and specifications approved by Landlord, and (iii) shall furnish to Landlord evidence of insurance for worker's compensation (covering all persons to be employed by Tenant, and Tenant's contractors and subcontractors in connection with such alteration) and comprehensive public liability (including property damage coverage) insurance in such form, with such companies, for such periods and in such amounts as Landlord may require, naming Landlord and its agents as additional insureds. Upon completion of such alteration, Tenant, at Tenant's expense, shall obtain certificates of final approval of such alteration required by any governmental or quasi-governmental bodies, if applicable, and shall furnish Landlord with copies thereof. All alterations shall be constructed in a good, workmanlike manner and strictly conform to the plans and specifications approved by Landlord; shall be of a quality that equals or exceeds the then current standard for the Building; all materials and equipment to be incorporated in the Premises as a result of all alterations shall be new and first quality; and no such materials or equipment shall be subject to any lien, encumbrance, chattel mortgage or title retention or security agreement. Landlord, at its option, may require Tenant to remove any additions installed by Tenant and/or repair any alterations made by Tenant to the Premises, at Tenant's sole cost and expense, if such physical additions and/or alteration (i) were not pre-approved by Landlord in accordance with the provisions of this Subparagraph B; or (ii) the contractor performing such work was not approved of by Landlord in accordance with the provisions of Subparagraph 7D below; or (iii) the quality of workmanship and/or quality of materials utilized in connection with such work do not comply with the standards set forth in this Subparagraph B; or (iv) such work was not performed in strict accordance with the plans and specifications approved by Landlord.

If Landlord elects to require that Tenant remove any such additions or repair any such alterations in accordance with the prior paragraph, Tenant shall do so within thirty (30) days of the date Landlord gives Tenant Notice of Landlord's election. If Tenant fails to correct such matters with said thirty (30) day period, Landlord, may, but shall not be obligated to, remove such additions and/or repair such alterations and Tenant shall reimburse Landlord for all costs therefor, plus twenty percent (20%) to reimburse Landlord for its overhead and construction management services associated therewith.

Tenant shall not, at any time prior to or during the Term, directly or indirectly employ, or permit the employment of, any contractor, mechanic or laborer in the Premises, whether in connection with any alteration or otherwise, if such employment will unreasonably interfere or cause any material conflict with other contractors, mechanics, or laborers engaged in the construction, maintenance or operation of the Building by Landlord, Tenant or others. In the event of any such unreasonable interference or material conflict, Tenant, upon demand of Landlord, shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Building immediately. All alterations to which Landlord has consented shall be at Tenant's sole cost and expense, unless such alterations are Tenant Improvements for which an Improvement Allowance (defined below) shall be paid.

                  C. Removal of Personalty. No later than the last day of the Initial Term or Renewal Term, as applicable, Tenant will remove all of Tenant's personal property and repair all injury done by or in connection with installation or removal of said property and surrender the Premises (together with all keys to Premises) in good order and working condition, reasonable wear and tear and damage by fire, the elements, Acts of God, or casualty excepted. All property of Tenant remaining on the Premises after expiration of the Initial Term or Renewal Term, as applicable, shall be deemed conclusively abandoned and may be removed by Landlord and Tenant shall reimburse Landlord for the cost of removing the same, subject however, to Landlord's right to require Tenant to remove any improvements or additions made to Premises by Tenant pursuant to the preceding Subparagraph B.

                  D. Approval of Contractors. In doing any work related to the installation of Tenant's furnishings, fixtures, or equipment in the Premises or in making any alterations pursuant to Subparagraph B above, Tenant will use only contractors or workmen approved by Landlord, which approval shall not be unreasonably withheld or delayed. Tenant shall promptly remove any lien for material or labor claimed against the Premises by such contractors or workmen if such claim should arise and hereby indemnifies and holds Landlord harmless from and against any and all costs, expenses or liabilities incurred by Landlord as a result of such liens filed by contractors or workmen hired by Tenant or its agents.

                  E. Risk of Loss. Tenant agrees that all personal property brought into the Premises by Tenant, its employees, licensees and invitees shall be at the sole risk of Tenant, and Landlord shall not be liable for theft thereof of money deposited therein or for any damages thereto; such theft or damage being the sole responsibility of Tenant, unless such theft or damage is caused by Landlord's defaults under the Lease or the negligence or intentional acts of Landlord or its agents, contractors, or employees.

         8.       BUILDING HOURS OF OPERATION.

         The normal business hours of the Building shall be from 8:00 a.m. to 6:00 p.m. on Monday through Friday and 8:00 a.m. to 5:00 p.m. on Saturday and Sunday (the "Building Hours of Operation"). Landlord reserves the right to alter the Building Hours of Operation to meet tenant needs; provided the normal business hours shall never be less than the hours set forth in the prior sentence. Landlord shall not be obligated to operate the Building on any day which is defined as a legal holiday under Section 683.01, Florida Statutes, as it may be amended from time to time. Tenant and its employees shall be permitted access to the Building seven (7) days a week, twenty-four (24) hours a day, subject to Landlord's reasonable security procedures. Tenant access at all other times shall be accommodated by the Building security system. Should Tenant desire to have the Building in operation in addition to the Building Hours of Operation, Tenant shall give Landlord twenty-four (24) hours' notice thereof and shall reimburse Landlord for all costs incurred by Landlord in connection therewith.

         9.       LANDLORD SERVICES.

                  A. Description of Services. Landlord shall furnish the following services:

                           (i)      Air  conditioning,  as in Paragraph 4 (I)
(but excluding any supplemental air conditioning units installed for the sole use of Tenant) during the Building Hours of Operation, which is reasonably required for the comfortable occupation of the Premises, subject to any governmental laws, regulations or restrictions pertaining to the furnishing or use of such air conditioning.

                           (ii)     Seven (7) days a week, twenty-four (24)
hours a day, passenger and freight elevator service; provided, however that Tenant acknowledges that such freight elevator service shall be provided through one of the passenger elevators and Tenant shall give the Building Manager not less than three (3) hours' advance notice during Building Hours of Operation of such freight elevator use so that Landlord may install appropriate protective padding in such passenger elevator. The freight elevator may not be available during peak usable hours when it is being used as a passenger elevator.

                           (iii)    Toilet room supplies.

                           (iv)     Window washing with reasonable frequency.

                           (v)      Daily  janitorial  service  during  the time
and in the manner that such janitorial service is customarily furnished in office buildings in the southeast Florida market.

                           (vi)     Seven (7) days a week, twenty-four (24)
hours a day, water, fire sprinklers (solely to the Premises) and sewage disposal.

                           (vii)    Seven  (7)  days a  week,  twenty-four  (24)
hours a day, electrical service for normal office use made available to the boundaries of the Premises. The Premises shall be separately metered and Tenant shall pay the utility furnishing electric service directly for electricity used in the Premises.

                           (viii)   Seven (7) days a week, twenty-four (24)
hours a day security for the Building at a level consistent with that generally provided by other landlords of office buildings of comparable size located in the southeast Florida market. Tenant acknowledges and agrees that due to the limited size of the Building, such security may be in the form of card-key access and that there are no current plans to have a lobby concierge or other security personnel stationed in the Building. The immediately preceding sentence shall not constitute a commitment of Landlord to continue the present stationing of security personnel in the Building in the future.

                  Services to be provided by Landlord hereunder shall be subject to the Rules and Regulations of the Building established by the Landlord.

                  B. Waiver of Liability. Landlord shall not be liable for any damages directly or indirectly resulting from, nor shall the Rent as herein set forth be abated by reason of (i) installation, use or interruption of use, of any equipment in connection with the furnishing of any of the foregoing services, or (ii) failure to furnish, or delay in furnishing, any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of the Landlord or by the making of necessary repairs or improvements to the Premises or to the Building. The temporary failure to furnish any such services shall not be construed as an eviction of Tenant or relieve Tenant from the duty of observing and performing any of the provisions of this Lease.

                  C. Tenant Expenses. Tenant shall be responsible for all costs associated with the maintenance, repair, and replacement of Tenant's personal property and fixtures located within the Premises and the following: (a) the cost of painting interior walls, (b) the cost of replacing wall paper on interior walls, (c) the cost to decorate or redecorate the Premises, (d) the cost of shampooing and replacing carpeting within the Premises, and (e) the cost of light bulbs in the Premises. If Tenant uses services in an amount or for a period in excess of that provided for herein, then Landlord reserves the right to charge Tenant and Tenant shall pay Landlord as Additional Rent a sum equal to the actual costs incurred by Landlord in providing such added services.

                  D. Maintenance. Other than Tenant's expenses described in Subparagraph C above, Landlord shall keep the (i) foundation, exterior, windows, walls, elevators, stairs, structural components, and roof of the Building; (ii) Common Areas and Project Common Areas; (iii) Parking Areas; and (iv) plumbing, air conditioning, mechanical, and electrical systems, and other Building systems, in good order, repair and condition, unless any such work is necessary because of any negligent or intentional act of Tenant as described in Subparagraph 7A hereof, in which event the cost shall be borne by Tenant. Should Tenant discover that any portion of the Premises, Building, Common Areas, Project Common Areas, Parking Areas or other Building or Premises systems require any repairs or maintenance as set forth in the preceding sentence, Tenant shall promptly give Notice to Landlord of such discovery. This Subparagraph D shall not apply to any damage caused by fire or other casualty or condemnation as described in this Lease, which events shall be controlled by Paragraphs 10 and 14 of this Lease.

         10.      DESTRUCTION OR DAMAGE TO THE PREMISES AND WAIVER OF
SUBROGATION.

                  A. If the Building or the Premises shall be partially or totally damaged or destroyed by fire or other casualty (and if this Lease shall not be terminated as hereinafter provided in this Paragraph 10), then: (1) Landlord shall repair the damage to and restore and rebuild the Building and the core and shell of the Premises (including Tenant Improvements but excluding Tenant's improvements and betterment and Tenant's Property) diligently and in a workmanlike manner after the collection of the insurance proceeds attributable to such damage, and (2) Tenant shall repair the damage to and restore and repair Tenant's improvements and betterment and Tenant's personal property diligently and in a workmanlike manner after the substantial completion of Landlord's repairs and restoration of the core and shell of the Premises and the Tenant Improvements provided for in clause (1) above, provided that Tenant shall not have been given Notice by Landlord that this Lease has been terminated pursuant to the provisions of this Paragraph 10, or Tenant shall not have elected to exercise its right of termination of this Lease pursuant to this Paragraph 10. Such repair work by Tenant shall be deemed to constitute alterations for the purposes hereof. Provided that this Lease shall not have been terminated by Landlord or Tenant, the proceeds of Tenant's policies providing coverage for Tenant's improvements and betterment shall be paid to Tenant. In the event that this Lease is terminated by Landlord or Tenant, Landlord shall be entitled to retain from the insurance proceeds paid to it those portions of such proceeds allocated to Tenant Improvements. Tenant shall be solely responsible for (i) the amount of any deductible under the policy insuring Tenant's improvements and betterment and (ii) the amount, if any, by which the cost of repairing and restoring Tenant's improvements and betterment exceeds Tenant's available insurance proceeds therefor.

                  B. If all or part of the Premises shall be damaged or destroyed or rendered completely or partially untenantable on account of fire or other casualty, Rent shall be abated in the proportion that the untenantable area of the Premises bears to the total area of the Premises, for the period from the date of the damage or destruction to (i) the date the damage to the core and shell of the Premises (exclusive of Tenant's improvements and betterment and Tenant's Property) shall be substantially repaired by Landlord (provided, however, that if in Landlord's reasonable judgment based upon the estimate of Landlord's independent contractors such repairs would have been substantially completed at an earlier date but for Tenant's having failed to reasonably cooperate with Landlord in effecting such repair, then the core and shell of the Premises shall be deemed to have been repaired substantially on such earlier date and any reduction or abatement shall then cease) or (ii) if the Building and not the Premises is so damaged or destroyed, the date on which the Premises shall be made tenantable and access thereto shall be available substantially to the same extent existing immediately prior to the occurrence of such fire or casualty; provided, however, should Tenant or any of its subtenants reoccupy a portion of the Premises for the conduct of business during the period the repair work is taking place prior to the date that the Premises are substantially repaired or made tenantable, the Rent allocable to such reoccupied portion, based upon the proportion which the area of the reoccupied Premises bears to the total area of the Premises, shall be payable by Tenant from the date of such occupancy.

                  C. If (i) the Building shall be totally damaged or destroyed by fire or other casualty, or if the Building shall be so damaged or destroyed by fire or other casualty (whether or not the Premises are damaged or destroyed) that its repair or restoration requires more than one (1) year or the expenditure of more than thirty five percent (35%) of the full insurable value of the Building immediately prior to the casualty or (ii) if the Premises shall be totally or substantially (i.e., for this purpose, more than fifty percent (50%)) damaged or destroyed during the last two (2) years of the term of this Lease, as same may have been extended (as estimated in any such case by a reputable contractor, registered architect or licensed professional engineer designated by Landlord), then in any such case Landlord may terminate this Lease by giving Tenant Notice to such effect ("Landlord's Casualty Termination Notice") as soon as practicable under the circumstances and in any event within ninety (90) days after the date of the casualty. For the purpose of this Subparagraph C only, "full insurable value" shall mean replacement cost less the cost of footings, foundations and other structures below the ground floor of the Building.

                  D. (1) In the case of any damage or destruction mentioned in this Paragraph 10, Tenant may terminate this Lease by Notice given to Landlord in accordance with the last sentence of this Subparagraph 10D(1) if there has been substantial damage or destruction to any portion or portions of the Building or the Premises and Landlord shall not have completed the making of the required repairs and restored and rebuilt the Building core and the Premises, including Tenant Improvements, within one (1) year from the date of such damage or destruction (herein called the "Restoration Completion Date"), or within such period after such date as shall equal the aggregate period Landlord may have been delayed in doing so by reasons of Force Majeure, delays caused by Tenant, or delays which may be caused by reason of adjustment of Landlord's insurance policies. Except as expressly provided in this Subparagraph 10D, Tenant shall not be entitled to terminate this Lease and no damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the core and shell of the Premises or of the Building, or the Tenant Improvements, pursuant to this Paragraph 10. Landlord shall use all reasonable efforts to make such repair or restoration diligently and in a workmanlike manner and in such manner as to not, to the extent practicable, unreasonably interfere with Tenant's use and occupancy of the Premises; provided, however, that: (i) Landlord shall not be required to do such repair or restoration work on an overtime basis except to the extent that the cost of such overtime work would be covered by Landlord's insurance and (ii) upon Tenant's written request and agreement to bear the incremental additional cost of same, Landlord shall perform the repair and restoration of the core and shell of the Premises and the Tenant Improvements on an overtime basis. In the event that Tenant becomes entitled to terminate this Lease and the term and estate hereby granted pursuant to the provisions of the first sentence of this Subparagraph 10D(1), Tenant may do so by giving Notice to such effect to Landlord within thirty (30) days following the date on which Tenant becomes so entitled, and upon the giving of such Notice this Lease and the term and estate hereby granted shall terminate as of the date set forth in such Notice, which shall not in any event be more than ninety (90) days after the giving of such Notice, with the same force and effect as if such date were the expiration date specified herein.

                           (2)      Within   ninety  (90)  days  after  the
occurrence of any such damage or destruction, Landlord shall give Tenant Notice of the date that, in Landlord's good faith judgment, it estimates it shall be able to substantially complete the required repairs and restorations (herein called the "Anticipated Completion Date") subject to delays by reason of Force Majeure, delays caused by Tenant, or delays which may be caused by reason of adjustment of Landlord's insurance policies. If the Anticipated Completion Date shall be after the Restoration Completion Date, Tenant shall have the right, within thirty (30) days after the Notice of the Anticipated Completion Date is given, to terminate the Lease by giving Notice of such termination to Landlord, and on the date set forth in such Notice, which shall not in any event be more than ninety (90) days after the giving of such Notice, this Lease will terminate as if such date were the expiration date specified herein. If Tenant does not give such termination Notice within said thirty-day period, then the Restoration Completion Date provided for herein shall automatically be deemed extended to the date which is ninety (90) days following the Anticipated Completion Date. In no event shall Landlord be liable to Tenant in the event the restoration is not completed on the Anticipated Completion Date (as extended for any of the causes described above) and Tenant's sole remedy shall be the termination right herein provided.

                           (3)      Landlord and Tenant shall fully  cooperate
with each other in connection with the collection of any insurance proceeds payable in respect of any casualty to the Building and shall comply with all reasonable requests made by each other in connection therewith, including, without limitation, the execution of any affidavits required by the applicable insurance companies.

                           (4)      Except to the extent  expressly set forth in
this Paragraph 10, Tenant shall not be entitled to terminate this Lease and Landlord shall have no liability to Tenant for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or of the Building pursuant to this Paragraph 10.

                           (5)      Landlord  shall  not be obligated  to repair
any damage to or replace any Tenant's improvements and betterment or Tenant's property and Tenant agrees to look solely to its insurance for recovery of any damage to or loss of Tenant's improvements and betterment, and Tenant's property. If Tenant shall fail to maintain such insurance, and such failure shall continue for ten (10) days after Notice by Landlord to Tenant specifying same, Landlord, at Landlord's election, shall have the right (in its sole discretion and without any liability whatsoever if Landlord elects not to do so) to obtain insurance on Tenant's property, Tenant's improvements and betterment and the cost thereof shall be Additional Rent under this Lease and payable by Tenant to Landlord on demand.

                  E. Each Party agrees to include in its insurance policies insuring the Building, Tenant Improvements, Common Areas and any other Landlord's improvements in the case of Landlord, and insuring Tenant's property and Tenant other improvements and betterment in the case of Tenant, against loss, damage or destruction by fire or other casualty, a waiver of the insurer's right of subrogation against the other Party during the term of this Lease or, if such waiver should be unobtainable or unenforceable, (i) an express agreement that such policy shall not be invalidated if the insured waives the right of recovery against any party responsible for a casualty covered by the policy before the casualty or (ii) any other form of permission for the release of the other party. If such waiver, agreement or permission shall not be, or shall cease to be, obtainable from either party's then current insurance company, the insured party shall so notify the other party promptly after learning thereof, and shall use commercially reasonable efforts to obtain the same from another insurance company meeting the requirements set forth herein. Each Party hereby releases the other Party, with respect to any claim (including a claim for negligence) which it might otherwise have against the other party, for loss, damage or destruction with respect to its property occurring during the term of this Lease to the extent to which it is, or is required to be, insured under a policy or policies containing a waiver of subrogation or permission to release liability, as provided in the preceding subdivisions of this Paragraph. Nothing contained in this Paragraph shall be deemed to relieve either party of any duty imposed elsewhere in this Lease to repair, restore or rebuild or to nullify any abatement of rents provided for elsewhere in this Lease.

         11.      DEFAULT BY TENANT - LANDLORD'S REMEDIES

                  A. Events of Default; Remedies. The following shall constitute events of default: (i) Tenant's failure for five (5) days after Notice from Landlord in paying any and all Rent as set forth herein; provided, however, in the event Landlord is required to deliver Notice to Tenant to pay the Rent once in any consecutive twelve (12) month period, thereafter, Landlord shall not be obligated to provide Notice to Tenant and it shall be an event of default for Tenant to fail to pay Rent on or before the fifth (5th) day of the month; or
(ii) Tenant's failure to observe or perform any item, covenant, or condition of this Lease on Tenant's part to be observed and performed (other than the covenant to pay any and all Rent) and Tenant shall fail to remedy such default within thirty (30) days after Notice by Landlord to Tenant of such default; or
(iii) the entry against Tenant of a decree or order for relief in an involuntary case under the federal bankruptcy laws (as now or hereafter constituted) or any other applicable federal or state bankruptcy, insolvency or other similar law, or the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) for Tenant or for any substantial part of Tenant's property, or an order for the winding-up or liquidation of Tenant's affairs; or (iv) the commencement by Tenant of a voluntary case under the federal bankruptcy laws (as now constituted or hereafter amended) or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by Tenant to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for Tenant or for any substantial part of Tenant's property, or the making by Tenant of any assignment for the benefit of creditors, or the failure of Tenant generally to pay its debts as such debts become due, or the taking of corporate action by Tenant in furtherance of any of the foregoing; or (v) levy upon or attachment under process against the Premises or Tenant's effects or interest therein. Upon the occurrence of any event of default beyond applicable notice and cure period, Landlord, at its option, may, during continuance of such default, terminate this Lease. Upon such termination by Landlord, Tenant will at once surrender possession of the Premises to Landlord and remove all of Tenant's effects therefrom; and landlord may forthwith re-enter the Premises and repossess the Premises by any applicable action or procedure; and, subject to applicable law, remove all persons and effects therefrom.

                  B. Right to Re-Let. Landlord, on Tenant's behalf, without termination of this Lease, upon Tenant's default or breach of this Agreement, as set forth in Subparagraph A above, may at Landlord's option, evidenced by Notice to Tenant, terminate Tenant's right to possession and enter upon and re-let the Premises at the price obtainable by reasonable effort, without advertisement, and by private negotiations and for any term Landlord deems proper. Tenant shall upon receipt of such Notice surrender possession of the Premises to Landlord and remove all of Tenant's effects which Landlord does not elect to retain pursuant to Landlord's statutory lien (pursuant to Florida Statute Chapter 83),therefrom and Landlord may forthwith re-enter the Premises and repossess itself thereof and remove all persons and effects therefrom in accordance with applicable law. Tenant shall be liable to Landlord for the deficiency, if any, between the amount of all Rent "reserved" in this Lease and the Net Rent (defined below), if any, collected by Landlord in reletting the Premises, which deficiency shall be due and payable by Tenant for the period in which Rent reserved in the Lease would have been due and payable. "Net Rent" is gross rents collected less all reasonable expenses or costs of whatsoever nature incurred by Landlord in reletting the Premises, including, but not limited to attorneys' fees incurred in retaking possession of the Premises and/or negotiating a new lease for the Premises, broker's commissions with respect to the reletting of the Premises only, rent concessions with respect to the Premises only and the cost of renovating or remodeling the Premises. The term "reserved" as applied to Rent shall mean any and all payments to which Landlord is entitled hereunder during the entire term (Initial Term or Renewal Term, as the case may be) of this Lease.

                  C. Costs. In the event Landlord elects to terminate this Lease as hereinabove provided and Tenant does not pay the accelerated rent pursuant to Subparagraph D below, Landlord may, in addition to other remedies it may have, recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering the Premises, reasonable attorneys' fees, together with the unamortized (amortized over the Initial Term of this Lease on a straight line basis and determined as of the first date on which Rent was due but not paid) portion of a pro rata portion of (i) the Improvement Allowance, (ii) leasing commissions, and any other cash concession in connection with this Lease (which shall be amortized over the Initial Term of this Lease) and including the value at the time of such determination of the excess, if any, of the amount of Rent reserved in this lease for the remainder of the Term over the then reasonable rental value of the Premises for the remainder of the Term, all of which amounts shall be immediately due and payable from Tenant to Landlord.

                  D. Acceleration of Rent. Upon Tenant's default, Landlord may declare immediately due and payable all Monthly Rent and all Additional Rent and any other charges and assessments against Tenant due or to become due under this lease, which aggregate amount shall be discounted to present value at a discount rate of three percent (3%) per annum.

                  E. Remedies Non-Exclusive. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, whether at law or in equity.

                  F. Landlord's Lien. Landlord shall have, upon default in payment of Rent by Tenant, a lien in the principal amount of Rent in default, upon the furniture, machinery, equipment and fixtures usually kept on the Premises, regardless of whether Tenant or another has possession of the property mentioned. If in accordance with the provisions of this Lease, Tenant assigns or sublets all or any part of the Premises, Landlord also shall have a lien for rent on the described property of the assignee or sublessee.

                  G. Right to Cure Default. All agreements, covenants, conditions and provisions to be performed or observed by Tenant under this Lease shall be at its sole cost and expense and without any abatement of Rent, except as otherwise specifically provided herein. If Tenant shall fail to pay any sum of money other than Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, Landlord may, after providing the required notice and after expiration of the applicable cure period, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as its lease provided. All sums so paid by Landlord and all necessary incidental costs shall be deemed Additional Rent hereunder and shall be payable to Landlord within thirty (30) days of Landlord's Notice demanding payment, together with interest thereon at the maximum rate of interest permitted to be contracted for by applicable law and if there is no specific maximum rate of interest permitted to be contracted for by applicable law then at the rate of fifteen percent (15%) per annum. Interest shall accrue from the date of expenditure by Landlord to the date of repayment by Tenant, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default by Tenant in the payment of Rent.

         12.      LANDLORD'S LIABILITY.

                  The term "Landlord" as used in this Lease shall mean only the owner or the successors in interest to the owner from time to time of the Building. Accordingly, in the event of sale of said Building or leasehold interest or an assignment of this Lease, upon Notice to Tenant of such transfer and written assumption by such successor in writing of all obligations arising subsequent to such transfer, the selling or assigning Landlord shall be and is hereby entirely freed and relieved of all obligations of Landlord subsequently accruing, except for uncured Landlord defaults which exist on the date of transfer and Landlord's indemnification obligations hereunder which relate to matters arising during that part of the term of this Lease during which Landlord owned the Building, for which Landlord shall continue to be liable notwithstanding the transfer of its interest in the Building or Premises. It is specifically understood and agreed that there shall be no personal liability of Landlord in respect of any covenant, condition or provisions of this Lease; in the event of a breach or default by Landlord or any of its obligations under this Lease, Tenant shall look solely to Landlord's right, title and interest in the Building, including, but not limited to the sale proceeds therefrom, insurance proceeds, condemnation proceeds, rent proceeds and insurance proceeds maintained by Landlord as provided herein with respect to Landlord's contractual indemnity obligations contained herein, for the satisfaction of Tenant's remedies.

         13.      ASSIGNMENT AND SUBLETTING.

                  Tenant shall not, without the prior written consent of Landlord, which consent may be withheld in Landlord's sole and absolute discretion, upon the delivery by the proposed assignee of such documentation reflecting said assignee's commercially satisfactory financial condition and business acumen, assign this Lease or any interest thereunder, or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. As used herein the term subtenant shall include any assignee of the Lease or any interest therein. Tenant shall submit to Landlord a written request for the consent of the Landlord to such assignment or subletting which request shall be accompanied by the name of the subtenant, a copy of the fully executed sublease which sublease shall be solely conditioned upon Landlord's consent thereof, the nature and character of the business of the proposed subtenant, the proposed use of the Premises, current financial information on the subtenant, and such additional information as Landlord may reasonably request. Consent by Landlord to one assignment or sublease shall not constitute a waiver of the requirement for Landlord's consent in the future, and all later assignments and subleases shall likewise be made only upon the prior written consent of Landlord. Subtenants or assignees shall become liable directly to Landlord for all obligations of Tenant hereunder without, however, relieving Tenant of its liability under this Lease.

                  Tenant agrees that the instrument by which any assignment or subletting consented to by Landlord is accomplished shall expressly provide that the assignee or subtenant will perform and observe all the agreements, covenants, conditions and provisions to be performed and observed by Tenant under this Lease as and when performance and observance is due and that Landlord shall have the right to enforce such agreements, covenants, conditions and provisions directly against such assignee or subtenant. Tenant shall in all cases remain primarily responsible for the performance by any subtenant or assignee of all such agreements, covenants, conditions and provisions. Any assignment or subletting without an instrument containing the foregoing provision shall be void and shall, at the option of the Landlord, constitute a default hereunder entitling Landlord, among its remedies, to terminate this Lease.

                  A sublease of any such space shall be subject to all of the terms hereof, but no subtenant shall have the right to exercise any option to renew or extend the term hereof, either in whole or in part. Tenant shall continue to have the right to exercise any then existing option to renew and extend the term of this Lease.

                  Any subtenant's use of such space shall be in conformance with the terms of this Lease including, without limitation, the use requirements and prohibitions contained herein. Additionally, Tenant shall not sublease any of such space to any subtenant who is or might become engaged in any activity which does or could, in the opinion of Landlord, generate excessive flow of customers or invitees to or from such space, nor to any subtenant that is or could become engaged in any activity the conduct of which would be considered by reasonably prudent operators of office buildings in the area of the Premises to be inconsistent with the operation of an office building in such area or inconsistent with this Lease.

                  Tenant shall give Landlord Notice of its desire and intention to sublease all or some portion of such space not less than sixty (60) days prior to the commencement of the term of any sublease, and shall, at the same time, furnish Landlord the items required by the first paragraph of this Paragraph 13, and Landlord shall have thirty (30) days following the receipt of such Notice and items within which to give Notice to Tenant of its withholding of consent to such sublease. Failure by Landlord to timely advise Tenant of its objection to such proposed sublease, shall be a waiver of any such permitted objections thereto by Landlord.

                  The following are additional conditions and restrictions upon assignment or subletting by Tenant:

                  A. Any sublease shall be expressly subject and subordinate to all of the terms and provisions of the Lease;

                  B. Tenant agrees not to list or otherwise publicly advertise the Premises for assignment or subletting at a rental rate less than (a) the rate of the Rent then payable hereunder for the Premises, (b) the rate at which Landlord is then offering comparable space in the Building (and Landlord agrees, upon written request from Tenant, to advise Tenant of such rate), whichever is lower, but may negotiate a lesser rate or (c) with a real estate or leasing agent other than Landlord=s designated real estate agent for listing of leasehold premises within the Building, which may be an affiliated party of Landlord.

                  C. Tenant agrees not to offer to assign nor sublet to a party which is already a tenant of the Project or to a subsidiary, an affiliate, or a parent of a tenant of the Project;

                  D. If Tenant shall sublet or assign all or a portion of the Premises for a rental in excess of the total Rent stipulated herein, which is or may become due and owing, then Tenant shall pay to Landlord as Additional Rent all of such excess amount excluding the reasonable costs incurred by Tenant in connection with the transfer. In addition, Tenant shall also pay to Landlord, as Additional Rent, all other profit, gain, or consideration realized by Tenant in connection with the subletting or assignment. Landlord shall have the right to audit Tenant's books and records during reasonable business hours, at a location in South Florida reasonably designated by Tenant, upon reasonable notice to determine the amount of transfer consideration payable to Landlord under this Subsection D. In the event such audit reveals an understatement of the transfer consideration in excess of two (2%) percent of the actual transfer consideration due Landlord, Tenant shall pay for the cost of such audit with ten (10) days following Landlord's written demand for same;

                  E. Such subletting or assignment shall not cause Landlord any cost, and if Landlord incurs any cost whatsoever, then Tenant agrees to pay the same as Additional Rent;

                  F. Tenant shall not sublease or assign any portion of the Premises to any party if such sublease or assignment would violate the exclusivity clause contained in any lease effecting any portion of the Project;

                  G. With respect to subletting less than all the Premises, Tenant at its sole cost and expense, shall provide and permit reasonable means of ingress to and egress from the space sublet by Tenant;

                  H. If Landlord consents to an assignment of the Lease or a sublease of the Premises, Tenant shall not be released from its obligations under this Lease but shall remain primarily liable for all sums payable under this Lease;

                  I. Tenant shall pay to Landlord a transfer fee not to exceed Two Thousand Five Hundred Dollars ($2,500.00), prior to the effective date of the proposed transfer in order to reimburse Landlord for all of its costs and expenses incurred with respect to the transfer; and

                  J. The proposed transferee is a reputable person or entity of good character or reputation and has sufficient financial wherewithal to discharge its obligations under this Lease as determined by Landlord pursuant to Landlord's criteria for selecting tenants determining whether the proposed transferee has a net worth, experience and reputation that is in keeping with the standard set by Landlord for the Building and is not less than the net worth or value, or member's equity that Tenant had on the Commencement Date.

         If Tenant is a corporation, or if Tenant is a general or limited partnership having a corporation as a general partner, then a sale, assignment, transfer, exchange or other disposition of stock in such corporation, or a merger, consolidation or other combination of such operation with another, wherein operating control of the corporation is acquired by another, shall be deemed an assignment which is subject to the provisions of this Paragraph 13. If Tenant is a general or limited partnership, then the sale, assignment, transfer, exchange or other disposition of a general partner's interest in the Tenant, the substitution of a general partner in the Tenant, the addition of a general partner in the Tenant, or the transfer of a majority of the partners' interests in the partnership shall be deemed an assignment which is subject to the provisions of this Paragraph 13. For purposes of this Lease, a joint venture shall be deemed to be a partnership and a joint venturer a partner.

         If Tenant's interest in this Lease is assigned or if the Premises or any part thereof are sublet to, or occupied by, or used by, any one other than Tenant, whether in violation of this Paragraph 13 or not, Landlord may, after default by Tenant, accept from any assignee, sublessee or any one who claims a right to the interest of Tenant under this Lease or who occupies any part or the whole of the Premises the payment of Rent and/or the performance of any of the other obligations of Tenant under this Lease, but such acceptance shall not be deemed to be a waiver by Landlord of the breach by Tenant of the provisions of this Paragraph 13, nor a recognition by Landlord that any such assignee, sublessee, claimant or occupant has succeeded to the rights of Tenant hereunder, nor a release by Landlord of Tenant from further performance by Tenant of the covenants on Tenant's part to be performed under this Lease; provided, however, that the net amount of rent collected from any such assignee, sublessee, claimant or occupant shall be applied by Landlord to the Rent to be paid hereunder.

         Notwithstanding anything in this Paragraph 13 to the contrary, within thirty (30) days of the date that Landlord receives Notice from Tenant that Tenant desires to assign this Lease or sublet all or any portion of the Premises, Landlord shall have the right to terminate this Lease effective as of the date that Tenant proposes to assign this Lease or sublet all or any portion of the Premises. Said right to terminate this Lease shall be exercised by Landlord giving Notice of termination within thirty (30) days of the date that Landlord received Tenant's Notice regarding Tenant's proposed assignment or sublet.

         14.      CONDEMNATION.

                  A. If the whole of the Building or the Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purposes, this Lease and the term and estate hereby granted shall terminate as of the date of vesting of title on such taking (herein called "Date of the Taking"), and the Rent shall be prorated and adjusted as of such date.

                  B. If any part of the Building or the Premises less than the whole shall be so taken, this Lease shall be unaffected by such taking, except that (a) if thirty percent (30%) or more of the Building shall be so taken, Landlord may, at its option, terminate this Lease by giving Tenant Notice to that effect within ninety (90) days after the Date of the Taking, and (b) if fifty percent (50%) or more of the rentable square feet of the Premises shall be so taken and the remaining rentable square feet of the Premises shall not be reasonably sufficient for Tenant to continue feasible operation of its business, Tenant may terminate this Lease by giving Landlord Notice to that effect within ninety (90) days after the Date of the Taking. This Lease shall terminate on the date specified in such Notice from Landlord or Tenant to the other, provided that such date shall be not more than ninety (90) days after the giving of such Notice, and the Rent shall be prorated and adjusted as of such termination date. Upon such partial taking and this Lease continuing in force as to any part of the Premises, Monthly Rent and the Tenant's Proportionate Share shall be equitably adjusted.

                  C. Landlord shall be entitled to receive the entire award or payment in connection with any taking without reduction therefrom for any estate vested in Tenant by this Lease or any value attributable to the unexpired portion of the term of this Lease and Tenant shall receive no part of such award except as hereinafter expressly provided in this Subparagraph. Tenant hereby expressly assigns to Landlord all of its right, title and interest in and to every such award or payment and waives any right to the value of the unexpired portion of the term of this Lease; provided, however, Tenant may make a separate claim against the condemning authority for the value of Tenant's property lost, and moving expenses incurred, by reason of such taking, if Landlord's award is not reduced thereby.

                  D. If the temporary use or occupancy of all or any part of the Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose during the term of this Lease, Tenant shall be entitled, except as hereinafter set forth, to receive that portion of the award or payment for such taking which represents compensation for the use and occupancy of the Premises, for the taking of Tenant's property and for moving expenses, and Landlord shall be entitled to receive that portion, if any, which represents reimbursement for the cost of restoration of the Premises. This Lease shall be and remain unaffected by such taking and Tenant shall continue to be responsible for all of its obligations hereunder insofar as such obligations are not affected by such taking and shall continue to pay in full the Monthly Rent and Additional Rent when due. If the period of temporary use or occupancy shall extend beyond the expiration date of this Lease, that part of the award which represents compensation for the use and occupancy of the Premises (or a part thereof) shall be divided between Landlord and Tenant so that Tenant shall receive so much thereof as represents the period up to and including such expiration date and Landlord shall receive so much thereof as represents the period after such expiration date.

                  E. In the event of a taking of less than the whole of the Building and/or the Property which does not result in termination of this Lease, or in the event of a taking for a temporary use or occupancy of all or any part of the Premises which does not result in a termination of this Lease, Landlord, at its expense, and whether or not any award or awards shall be sufficient for the purpose, shall proceed with reasonable diligence to repair any remaining parts of the Building and the Premises (other than Tenant's property) to substantially their former condition to the extent that the same may be feasible (subject to reasonable changes which Landlord shall deem desirable) and so as to constitute a complete and rentable Building and Premises.

         15.      INSPECTIONS AND ACCESS TO PREMISES.

Landlord or Landlord's agents shall have the right to enter the Premises at all times subsequent to reasonable notice to Tenant (except that no such notice shall be required in the case of an emergency) to examine the Premises, to survey the Premises, to show the prospective purchasers, mortgagees or lessees of the Building or space therein, and to make such reasonable repairs, alterations, improvements or additions as Landlord may deem necessary or desirable to the Premises or to any other portion of the Building or which Landlord may elect to perform following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this Lease, or for the purpose of complying with laws, regulations or other requirements of government authorities. Landlord shall be allowed to take all material into and upon the Premises that may be required in connection with said activity without the same constituting an eviction or constructive eviction of Tenant in whole or in part and the Rent shall not otherwise abate while said activity is being conducted, by reason of loss or interruption of business of Tenant, or otherwise, so long as Landlord's activities do not unreasonably interfere with the operation of Tenant's business. If Tenant shall not be personally present to open and permit an entry into the Premises, at any time when entry therein shall be necessary for emergency reasons, Landlord or Landlord's agents may enter by a master key, or may forcibly enter, without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations and covenants of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever for the care, supervision or repair of the Building or any part thereof, other than as herein provided.

         16.      SUBORDINATION AND LEASE AMENDMENT.

                  This Lease shall be subject and subordinate to any underlying land leases and/or mortgages which may now or hereafter affect this Lease or the Property and to all renewals, extensions, supplements, amendments, modifications, consolidations and/or replacement of the underlying land leases and/or mortgages. This clause shall be self-operative and no further instrument of subordination shall be required to make the interest of any lessor under an underlying land lease or mortgagee of any mortgage superior to the interest of Tenant hereunder. However, in confirmation of the subordination set forth in this Paragraph 16, Tenant shall, at Landlord's request, execute and deliver such further instruments as may be desired by any holder of a mortgage or by any lessor under any such underlying land leases and Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate or certificates for and on behalf of Tenant if Tenant is unable to provide such certificate or certificates within five (5) days of Landlord's request. In the event Landlord's mortgagee shall reasonably require any changes in or additions to this Lease, Tenant hereby agrees to amend this Lease to effect such changes or additions and Landlord shall bear the full expense of the preparation and recording of the necessary written instruments; provided, however, nothing in this Paragraph 16 shall obligate Tenant to agree to any change in the amount of Rent required of Tenant hereunder, or to any change in the term of this Lease.

                  At any time and from  time to time but on not less  than  five
(5) days' Notice by Landlord, Tenant will execute, acknowledge and deliver to Landlord, promptly upon request, an estoppel certificate certifying:

                  A. That this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and stating the date and nature of each modification);

                  B. The date, if any, to which Rent and other sums payable hereunder have been paid, and the amount of security deposit and prepaid Rent, if any;

                  C. That no notice has been received by Tenant of any default which has not been cured except as to default specified in such certificate;

                  D. That Landlord is not in default hereunder, except as to default specified in such certificate, nor is there now any fact or condition which, with notice or lapse of time or both, will become a default;

                  E. Such other matters as may be reasonably requested by Landlord or any actual or prospective purchaser or mortgage lender. Any such certificate may be relied upon by any actual or prospective purchaser, mortgagee or beneficiary under any deed or mortgage of the Building or any part thereof; and

                  F. Tenant hereby appoints Landlord as its attorney-in-fact for the purpose of preparing the estoppel certificate in the event Tenant is unable to provide such a certificate within the aforesaid five (5) day period.

                  If at any time prior to the expiration of the Initial Term or Renewal Term, as applicable, any underlying land lease shall terminate or be terminated for any reason, Tenant agrees, at the election and upon written demand of any owner of the land or the Building, or of the lessor under any such underlying land lease, or of any mortgagee in possession of the land or the Building, to attorn, from time to time, to any such owner, lessor or mortgagee, upon the then executory terms and conditions of this Lease, for the remainder of the term originally demised in this Lease, provided that such owner, lessor or mortgagee, as the case may be, or receiver caused to be appointed by any of the foregoing, shall then be entitled to possession of the Premises. Notwithstanding the foregoing, this Lease shall not terminate by treason of the termination of any underlying land lease without the prior written consent of the holder of any mortgages on the land. The provisions of this paragraph shall inure to the benefit of any such owner, lessor or mortgagee, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the terminations of any such underlying land lease, and shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Tenant, however, upon demand of any such owner, lessor or mortgagee, agrees to execute, from time to time, instruments in confirmation of the foregoing provisions of this paragraph, satisfactory to any such owner, lessor or mortgagee, acknowledging such attornment and setting forth the terms and conditions of its tenancy. Nothing contained in this paragraph shall be construed to impair any right otherwise exercisable by any such owner, lessor or mortgagee.

         17.      INDEMNITY.

         Tenant covenants and agrees to indemnify and save Landlord and its agents harmless from and against any and all claims, liabilities, fines, damages, penalties, suits, and expenses of all kinds or nature, including reasonable attorneys' fees, disbursements and costs, including those for appellate matters, which may be imposed upon or incurred by or asserted against Landlord by reason of or arising out of (i) any occurrences within the Premises (except when such injury, loss or damage results from the negligence or intentional acts of Landlord, its agents or employees); (ii) any negligent or intentional acts of Tenant, its agents, employees, guests, invitees or contractors; (iii) Tenant's default in the observance or performance of any obligations set forth in this Lease to be observed or performed by Tenant; or
(iv) Tenant's failure to comply with any of the requirements of Americans with Disabilities Act ("ADA") or Florida Accessibility Code ("FAC") within the Premises. The provisions of this Paragraph shall survive the expiration or sooner termination of this Lease.

         18.      INSURANCE.

                  The Tenant covenants to provide on or before the Commencement Date and keep in force during the Term of this Lease, a comprehensive general liability insurance policy insuring the Landlord and Tenant against bodily injury, property damage and personal injury. This policy shall be in the amount of Two Million Dollars ($2,000,000.00) with respect to bodily injury and One Million Dollars ($1,000,000.00) with respect to property damage. The policy shall be written by a good and solvent insurance company qualified to do business in the State of Florida and approved by Landlord and shall include the Landlord and Landlord's agent as additional named insureds. The original policies or certificates thereof, together with evidence of payment therefor, shall be delivered to Landlord prior to the Commencement Date. Tenant shall renew said policy not less than thirty (30) days prior to the expiration date thereof, from time to time, and furnish said renewals and evidence of payment therefor to Landlord. Such policy or certificates shall contain a provisions that the insurer will not cancel or materially change the policy without first giving Landlord thirty (30) days prior written notice.

                  Tenant, at its expense, shall maintain at all times during the term of this Lease, "all risk" property insurance covering all of the Tenant's personal property and improvements and betterments installed by or on behalf of Tenant within the Premises whether now or in the future for the full insurable value thereof, to include a replacement cost endorsement, written by a good and solvent insurance company qualified to do business in the State of Florida, naming Tenant as the insured. The original policies or certificates thereof, together with evidence of payment therefor, shall be delivered to Landlord prior to the Commencement Date. Tenant shall renew said policy not less than thirty
(30) days prior to the expiration date thereof from time to time, and furnish said renewals and evidence of payment therefor to Landlord. Each such policy shall be non-cancelable for any cause and not be materially changed without first giving Landlord thirty (30) days' Notice. Tenant hereby waives any rights of action against Landlord for loss or damage to Tenant Improvements, fixtures and personal property in Premises.

                  Landlord shall at all times during the term of this Lease insure the Building, Tenant Improvements, Property, and Project against risk of physical loss under standard fire and extended coverage policies of insurance in an amount at least equal to the full replacement cost of the Building and Tenant Improvements. Landlord shall not be obligated to insure any personal property of Tenant upon or within the Premises, or any improvements which Tenant may construct on the Premises. Landlord shall, at its own expense, keep in full force and effect comprehensive general liability insurance with "personal injury" coverage, with minimum limits of $1,000,000.00 on account of bodily injuries to, or death of, one or more persons per occurrence and $500,000.00 on account of damage to property. Landlord's maintaining insurance as required under this Lease shall not diminish Landlord's obligations under this Lease.

         19.      FINANCIAL REPORTS.
                                                     Intentionally Omitted

         20.      HOLDING OVER.

                  Tenant acknowledges that possession of the Premises must be surrendered to Landlord at the expiration or sooner termination of the Term of this Lease. Tenant agrees to indemnify and save Landlord harmless against all costs, claims, loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. The parties recognize and agree that the damage to Landlord resulting from any failure by Tenant to timely surrender possession of the Premises as aforesaid will be extremely substantial, will exceed the amount of the Monthly Rent and Additional Rent theretofore payable hereunder, and will be impossible to accurately measure. Tenant therefore agrees that if possession of the Premises is not surrendered to Landlord on the date of the expiration or sooner termination of the Term of this Lease, then Tenant shall pay to Landlord for each month and for each portion of any month during which Tenant holds over in the Premises after the expiration or sooner termination of the Term of this Lease, without the express written consent and approval of Landlord, a sum equal to two times the aggregate of that portion of the Monthly Rental and Additional Rental which was payable under this Lease during the last month of the Term hereof. Nothing herein contained shall be deemed to permit Tenant to retain possession of the Premises after the expiration or sooner termination of the Term of this Lease. The provisions of this Paragraph shall survive the expiration or sooner termination of the term of this Lease.

         21.      ENTIRE AGREEMENT - NO WAIVER.

                  This Lease contains the entire agreement of the parties hereto and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein, shall be of any force or effect. The failure of either party to insist in any instance on strict performance of any covenants or condition hereof, or to exercise any option herein contained, shall not be construed as a waiver of such covenant, condition or option in any other instance. This Lease cannot be changed or terminated orally but only by an agreement in writing signed by both parties hereto.

         22.      HEADINGS.

                  The headings in this Lease are included for convenience only and shall not be taken into consideration in any construction or interpretation of this Lease or any of its provisions.

         23.      NOTICES.

                  Any notice required or permitted hereunder to be given by either party to the other and denominated a "Notice" herein shall be valid only if in writing and shall be deemed to be duly given only if delivered personally, sent by overnight courier or sent by registered or certified, postage prepaid U.S. Postal Service mail addressed to the addresses designated in the BLI Rider attached hereto, or at such other address for either party as that party may designate by Notice to the other; Notice shall be deemed given, if delivered personally, upon delivery thereof, or if mailed, upon the posting thereof with sufficient postage affixed.

                  Tenant hereby appoints as its agent to receive service of all dispossessory or distraint proceedings, the person in charge of the Premises at the time occupying the Premises; if there is no person occupying the Premises, then such service may be made by attachment thereof on the main entrance of Premises.

         24.      HEIRS AND ASSIGNS - PARTIES.

                  A. The provisions of this Lease shall bind and inure to the benefit of the Landlord and Tenant, and their respective successors, heirs, legal representatives, and assigns (subject to the provisions hereof relating to restrictions on Tenant's ability to assign), it being understood that the term "Landlord" as used in this Lease, means only the owner of the Property and the Building of which the Premises are a part. Should the Building be severed as to ownership by sale and/or lease, then the owner of the entire Building or less of the entire Building that has the right to lease space in the Building to tenants shall be deemed the "Landlord." Tenant shall be bound to any such succeeding party landlord for performance by Tenant of all the terms, covenants, and conditions of this Lease and agrees to execute any commercially reasonable attornment agreement not in conflict with the terms and provisions of this Lease at the request of any such succeeding Landlord.

                  B. The parties "Landlord" and "Tenant", and pronouns relating thereto, as used herein, shall include male, female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

         25.      ATTORNEYS' FEES.

                  Landlord shall be entitled to recover attorneys' fees and disbursements incurred in connection with a Tenant default hereunder which does not result in the commencement of any action or proceeding. If any action is brought by either Landlord or Tenant against the other relative to the enforcement of the terms, provisions, covenants and conditions of this Lease or in regard to any other matter relating to the Lease, the party in whose favor a final unappealable judgment shall be entered shall be entitled to recover court costs incurred and reasonable attorneys' and legal assistants' fees, including, without limitation, such fees in trial, post-judgment, appellate and bankruptcy proceedings.

         26.      TIME OF ESSENCE.

                  Time is of the essence of this Lease.

         27.      SECURITY DEPOSIT.

                  The Security Deposit provided for in the BLI Rider shall be security for the full and faithful performance and observance by Tenant of the covenants, terms and conditions of this Lease, including, without limitation, the payment of Monthly Rent, Additional Rent and any other charges payable under this Lease. The Security Deposit shall not be escrowed or segregated and no interest shall be payable on the Security Deposit. It is agreed and acknowledged by Tenant that the Security Deposit is not an advance payment of Rent or a measure of Landlord's damages in the case of default by Tenant. Upon the occurrence of an event of default under this Lease, Landlord may use, apply or retain the whole or any part of the Security Deposit to the extent required for the payment of all or any part or component of any payments due to Landlord by Tenant hereunder, or any other sum as to which Tenant is in default, or for the payment of any other injury, expense or liability resulting from any event of default. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand an amount necessary to restore the Security Deposit to its original amount. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the Security Deposit shall be returned to Tenant within sixty (60) days after the expiration of the term of this Lease provided that the Premises are delivered to Landlord in accordance with the terms hereof. Upon every sale or lease of the Building, Landlord shall be released from all liability for the return of the Security Deposit, and Tenant shall look to the new landlord for its return. The Security Deposit shall not be assigned or encumbered by Tenant, and any such assignment or encumbrance shall be void.

         28.      TENANT IMPROVEMENTS; IMPROVEMENT ALLOWANCE.

                  Landlord shall provide a tenant improvement allowance as provided in the BLI Rider ("Improvement Allowance") of $ ZERO, which is $ZERO per each Rentable Square Foot of the Premises, which shall be used exclusively for the purposes set forth on Exhibit "F" and shall be disbursed in accordance with the provisions of Exhibit "F." Tenant shall be responsible for all costs associated with the design and construction of the Tenant Improvements to the Premises over and above the Improvement Allowance. To the extent the cost of the Tenant Improvements are less than the Improvement Allowance, the difference shall be retained by Landlord.

         29.      PARKING ARRANGEMENTS AND COMMON AREAS.

                  A. Use of Parking Areas (other than Garage(s)), Common Areas and Project Common Areas. In addition to the Premises, other than the Garage(s), Tenant shall have the right to non-exclusive use, in common with Landlord, other tenants, and the guests, employees and invitees of same of (a) automobile parking areas, driveways and footways, and (b) such loading and other facilities as may be designated from time to time by Landlord, subject to the terms and conditions of this Lease and to the Rules and Regulations for the use thereof as prescribed from time to time by Landlord. Landlord hereby grants to Tenant, its customers and employees, the non-exclusive right to use all available unreserved parking spaces located in the parking areas serving the Building. The parking area shall be provided with adequate lighting and shall be maintained in good condition by Landlord, consistent with the maintenance of other parking facilities of office buildings in the southeast Florida market; provided that, Landlord shall have the right at any time and from time to time to change or modify the design and layout of the parking area(s).

         The Common Areas and Project Common Areas subject to the exclusive control and management of Landlord and Landlord shall have the right to establish, modify and change and enforce from time to time Rules and Regulations with respect to the Common Areas and Project Common Areas so long as such rules are not discriminatory against Tenant. Tenant agrees to abide by and conform with such rules and regulations.

         Neither the Parking Area (inclusive of Garage(s)) nor any Common Area or Project Common Area shall be used by Tenant, or any agent or employee of Tenant, for any advertising, political campaigning or other similar use, including without limitation, the dissemination of advertising or campaigning leaflets or flyers.

         Landlord reserves the right to allocate areas for parking (both inside and outside the Garage(s)) to or for the benefit of one or more tenants without any obligation of allocating the same for all tenants or any other tenants.

         In the event Landlord deems it necessary to prevent public access to the Building, Landlord may from time to time temporarily close portions of the Common Areas and Project Common Areas, and may erect private boundary markets or take such steps as deemed appropriate for that purpose but in so doing Landlord agrees to use its best efforts to prevent any such action from having a material adverse effect upon the business of Tenant.

                  B. Use of Garage(s). In the event Landlord elects to construct the Garage(s), the Garage(s) designated for use by Tenant, and its customers, guests and employees shall contain not less than the minimum number of parking spaces required by applicable governmental regulations, inclusive of handicapped parking spaces. During the Building Hours of Operation, Tenant shall have the right to park standard size automobiles in the Garage(s) during the term of this Lease excluding, however, trucks, commercial vehicles and campers in excess of one ton capacity or possessing more than four (4) wheels, and vehicles with a height of greater than 6'8", a length greater than 17'6" or a width greater than 8'. The taxes and cost of the operation of the Garage(s) or other parking facilities for the Building, which may hereafter become available for use by the occupants of the Building, shall be considered a Cost of Operation and Maintenance as defined in Paragraph 4A(ii) and such costs shall be reasonably apportioned between any other buildings benefitted by the Garage(s), in accordance with Paragraph 4 above. Landlord shall have the right to assign or not assign specific parking spaces. If Landlord shall assign specific parking spaces to Tenant, it shall have the right to change such space assignments from time to time upon Notice to Tenant. If Landlord shall assign specific spaces to Tenant, Tenant shall park only in its assigned spaces. If Landlord shall not assign specific spaces to Tenant, then Tenant shall park in available spaces only, and shall not park in spaces assigned to other parties. In the event Landlord shall elect to assign parking on a reserved basis, Landlord shall endeavor, in its reasonable judgment, to allocate spaces to Tenant and other occupants in the Building of similar size and operation on an equitable basis; but nothing shall prevent Landlord from entering into special allocation arrangements with some but not all tenants or occupants. Landlord reserves the right to convert all or portions of the Garage(s) to a "valet" style parking program, and to stack vehicles in order to maximize parking capacity, and Tenant agrees to comply with any reasonable requirements of Landlord in connection therewith so long as the number of parking spaces allocated for exclusive use by Tenant's employees and customers is not reduced. "Parking Space" as used in this Lease shall refer to Tenant's right to park a vehicle in a paved parking space or to house or to park or have a vehicle housed or parked in the Garage(s) or other parking facilities serving the Building during the Building Hours of Operation. Tenant agrees to cause all parties using Parking Spaces, including Tenant's visitors, to comply with the terms of this Lease including without limitation parking on a "first-come, first-served" basis.

         Tenant shall also have the right to use other Parking Spaces that become available (as determined by Landlord) from time to time subject to payment of Landlord's customary charges to the general public therefor (as described below), the availability of such Parking Spaces from time to time and Landlord's right to recapture the use of such Parking Spaces at any time if Landlord determines that it shall require them for other purposes.

         In the event Garage(s) are constructed, Landlord shall have the right to charge Tenant's employees for the privilege of parking in the Garage(s). The charge shall be consistent with prevailing market rates for garages in the southeast Florida market.

         30.      RULES AND REGULATIONS.

                  Tenant shall observe and comply with the Rules and Regulations annexed hereto as Exhibit "E" and made a part hereof, and such further reasonable rules and regulations as Landlord may prescribe on Notice to Tenant for the safety, care and cleanliness of the Building, and the comfort, quietness and convenience of other occupants of the Building. Landlord shall enforce the Rules and Regulations in a consistent manner without discrimination against or in favor of any particular tenant. If there is any conflict between the terms of this Lease and the Rules and Regulations, the terms of this Lease shall control.

         31.      BROKER.

                  Tenant warrants and represents that it has negotiated this Lease directly with Landlord and Stoltz Realty Company ("Landlord's Broker") and has not authorized or employed, or acted by implication to authorize or to employ, any other real estate broker or salesman to act for Tenant in connection with this Lease other than NONE (if this space is not filled in there is no other broker - if space is filled in, the party identified is hereinafter referred to as (the "Broker"). Landlord warrants and represents that it has not authorized or employed, or acted by implication to authorize or to employ, any other real estate broker or salesman to act for Landlord in connection with this Lease other than Landlord's Broker. Landlord agrees to pay Broker a commission pursuant to a separate written agreement between Landlord and Broker, and Landlord shall be responsible for any commissions due and owing to Landlord's Broker. Tenant shall hold Landlord harmless from and indemnify and defend Landlord against any and all claims by any real estate broker or salesman, other than Landlord's Broker and any other brokers dealt with by Landlord, if any, including any claim made by Broker in excess of the commission to be paid by Landlord pursuant to such separate written agreement. Landlord shall indemnify and hold Tenant harmless against any and all claims by Broker with regard to the commission to be paid by Landlord pursuant to the separate written agreement with Broker, Landlord's Broker and any other real estate broker or salesman dealt with by Landlord, other than brokers dealt with by Tenant, for a commission or finder's fee as a result of Tenant entering into this Lease.

         32.      PUBLIC AREAS.

                  Landlord shall have the right at any time, without the same constituting an eviction of Tenant or entitling Tenant to any abatement of Rent, and without otherwise incurring any liability to Tenant to change the arrangement and/or location of (including the closing of) public entrances, passageways, parking areas, stores, doorways, corridors, lobbies, elevators, escalators, stairs, toilets or other public parts of the Building of the Project, provided that in so doing, Landlord does not deny Tenant and Tenant's agents, invitees and licensees of reasonable means of access to the Premises and provided such actions by Landlord or its agents shall not unreasonably interfere with Tenant's use of the Premises for the conduct of its business therein, materially and adversely affect Tenant's or its employees' or customers' rights under this Lease, or materially and adversely affect Tenant's parking or signage rights granted hereunder.

         33.      QUIET ENJOYMENT.

                  Provided Tenant has performed all of the terms, covenants, agreements and conditions of this Lease, including the payment of Rent and all other sums due hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises against Landlord and all persons claiming by, through or under Landlord, for the term herein described, subject to the provisions and conditions of this Lease.

                  Landlord agrees to make reasonable efforts to protect the Tenant from interference or disturbance by third persons; however, the Landlord shall not be liable for any such interference or disturbance, whether caused by other tenants of the Landlord or other persons, nor shall the Tenant be released from any of the obligations of this Lease because of such interference or disturbances; provided, however, that the foregoing shall not apply if such disturbance or interference with Tenant's possession of the Premises is due to Landlord's default under this Lease or if it is due to landlord's or its agent's or employees' negligent or intentional acts.

         34.      FORCE MAJEURE.

                  Neither Landlord nor Tenant shall be required to perform any term, condition or covenant in this Lease so long as such performance is delayed or prevented by "Force Majeure", which shall mean labor controversies, strikes and lockouts (whether lawful or not) either industry-wide or with third parties other than Landlord and Tenant, respectively, acts of God, material or labor unavailability, inability to obtain fuel or power, catastrophes, national or local emergencies, restrictions by any governmental authority, civil riots, floods, and any other causes not reasonably within the control of Landlord or Tenant and which by the exercise of due diligence, Landlord, or Tenant, respectively, is unable, wholly or in part, to prevent or overcome. Lack of money shall not be deemed Force Majeure.

         35.      RELATIONSHIP OF THE PARTIES.

                  Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of Rent, nor any other provision contained herein, nor any acts of the parties herein, shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant.

         36.      AUTHORITY.

                  Each person executing this Lease on behalf of Tenant does hereby covenant and warrant that (i) Tenant is an entity in good standing of the nature stated in the BLI Rider; (ii) the execution and delivery of this Lease is within the authority of the person doing so on behalf of Tenant; (iii) Tenant is duly organized and validly existing under the laws of the state of its formation, is authorized to transact business in the State of Florida, with full legal power and authority to perform its obligations as contemplated by this Lease. Each person executing this Lease on behalf of Landlord does hereby covenant and warrant that (i) Landlord is duly incorporated and validly existing under the laws of the State of New York; (ii) Landlord is qualified to do business in the State of Florida; (iii) Landlord has full corporate right and authority to enter into this Lease and to perform all of its obligations hereunder; (iv) Landlord is the fee simple owner of the Property and has the right to lease the Premises; and (v) each person signing this Lease on behalf of the corporation is duly and validly authorized to do so; and (vi) the execution of this Lease by Landlord and the performance of the obligations of Landlord under and by virtue of this Lease will not result in a breach of, or constitute a default under, any agreement or other instrument to which Landlord is a party or by which Landlord may be bound or affected.

         37.      RADON GAS.

                  Pursuant to Florida law Landlord notifies Tenant of the following:

                  RADON IS NATURALLY OCCURRING RADIOACTIVE GAS THAT, WHEN IT HAS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RADON AND RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY PUBLIC HEALTH UNIT.

         38.      HAZARDOUS SUBSTANCES.

                  Definitions. The following terms as used in this Paragraph 39 shall have the meanings set forth below:

                  (a) "Hazardous Substances" shall mean any hazardous or toxic substances, materials or wastes, including, but not limited to any flammable explosives, radioactive materials, friable asbestos, PCB's, electrical transformers, batteries, paints, solvents, chemicals, petroleum products, or other man-made materials with hazardous, carcinogenic or toxic characteristics, and such other solid, semi-solid, liquid or gaseous substances which are toxic, ignitable, corrosive, carcinogenic or otherwise dangerous to human, plant, or animal health or well-being, and those substances, materials, and wastes listed in the United States Department of Transportation Table (49 CFR 972.101) or by the Environmental Protection Agency, as hazardous substances (40 CFR Part 302, and amendments thereto) or such substances, materials and wastes which are or become regulated under any applicable local, state ore federal law including, without limitation, any material, waste or substance which is (a) petroleum, (b) asbestos, (c) polychlorinated biphenyls, (d) designated as a "hazardous substance", "hazardous waste", "hazardous materials", "toxic substances", "contaminants", or other pollution under any applicable Environmental Laws.

                  (b) "Environmental Laws" shall mean any applicable present or future federal, state or local laws, ordinances, rules or regulations pertaining to Hazardous Substances, industrial hygiene, indoor air quality, OSHA regulations or environmental conditions, including, but not limited to, the following statutes and regulations as amended from time to time: (i) the Federal Clean Air Act, 42 U.S.C. Section 7401 et. seq.; (ii) the Federal Clean Water Act, 33 U.S.C. Section 1151 et. seq.; (iii) the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et. seq.; (iv) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.
Section 9601 et. seq., as amended by Superfund Amendments and Reauthorization Act of 1986 ("SARA"), Pub. L. No. 99-499, 99 Stat. 1613; (v) the Hazardous Materials Transportation Act, 49 U.S.C. Section 1802; (vi) the National Environment Policy Act, 42 U.S.C. Section 1857 et. seq.; (vii) The Toxic Substance Control Act of 1976, 15 U.S.C. Section 2601 et. seq.; (viii) the regulations of the Environmental Protection Agency, 33 CFR and 40 CFR; and (ix) Chapters 373, 376, 380, and 403 Florida Statutes, and rules relating thereto, including Chapters 17, 27 , and 40, Florida Administrative Code.

                  (c) "Claims" shall mean, individually and collectively, any claims, actions, administrative proceedings, judgments, damages, punitive damages, penalties, fines, costs, liabilities, sums paid in settlement, interest, losses or expenses incurred by Landlord (including reasonable attorneys' and legal assistants' fees, whether incurred in enforcing this Agreement, collecting any sums due hereunder, settlement negotiations, at trial, appeal or in bankruptcy proceedings), consultant fees and expert fees, together with all other costs and expenses of any kind or nature, that arise directly or indirectly from or in connection with Tenant's disposal, handling, use, storage, or transportation of Hazardous Substances within the Premises, Building, Property or Project in violation of the Environmental Laws, whether occurring or suspected to have occurred before, on or after the date of this Lease.

         Tenant shall indemnify and hold Landlord harmless from all Claims resulting from any violations or alleged violations by Tenant, Tenant's employees, licensees, invitees or agents of any Environmental Laws. This indemnity shall survive the expiration or early termination of the Lease. Notwithstanding the foregoing, Tenant shall not be responsible for liable for the presence or storage of Hazardous Substances, including but not limited to, asbestos, which exist in the Building or the Project (exclusive of the Premises), unless any such responsibility or liability arises as a result of Tenant's or its employees', agents' or contractors' acts or omissions or the construction of the Tenant Improvements. Landlord hereby represents and warrants to Tenant that there are no Hazardous Substances in the Building (exclusive of the Tenant Improvements) in violation of any Environmental Laws. If the Building (exclusive of the Premises) is in violation of the Environmental Laws as a result of acts or omissions of Landlord or Landlord's agents, employees, or contractors, Landlord, at its sole cost and expense, shall be responsible for removal, remediation, and/or encapsulation of the same as required by the Environmental Laws. Landlord shall indemnify, defend and hold Tenant harmless from and against any and all claims, liabilities, injuries, damages, costs and expenses (including reasonable attorneys' and legal assistants' fees, whether incurred in enforcing this paragraph, collecting any sums due hereunder, settlement negotiations, at trial, appeal or in bankruptcy proceedings ) incurred by Tenant and directly arising out of or related to any breach by Landlord of Landlord's representations and warranties or covenants contained in this paragraph, which indemnity shall survive the expiration or early termination of the Lease.

         39.      SAVING PROVISION.

If any provision of this Lease, or its application to any situation shall be invalid or unenforceable to any extent, the remainder of this Lease, or the application thereof to situations other than that as to which it is invalid or unenforceable, shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

         40.      REMEDIES CUMULATIVE.

                  The rights given to Landlord herein are in addition to any rights that may be given to Landlord by a statute or under law.

         41.      EFFECTIVENESS OF LEASE.

                  This Lease shall have no binding force or effect and shall neither confer any rights nor ignore any obligations, including brokerage obligations, on either Landlord or Tenant unless and until both Landlord and Tenant shall execute this Lease and executed counterparts of this Lease shall have been delivered to both Landlord and Tenant.

         42.      GUARANTEE OF LEASE.                Intentionally Omitted

         43.      RELOCATION.

                  Recognizing that the Building is large and the needs of tenants as to space may vary from time to time, and in order for Landlord to accommodate Tenant and prospective tenants, Landlord expressly reserves the right, prior to and/or during the Lease Term, at Landlord's sole expense, to move Tenant from the Premises and relocate Tenant in other space of Landlord's choosing of approximately the same dimensions and size within the Building, which other space will be decorated by Landlord at its expense. Landlord shall, in exercising its right to relocate the Tenant, make said decision in full consideration and deference to the nature of Tenant's business which business operates on a twenty-four (24) hour basis, seven (7) days per week. Landlord may use decorations and materials from the existing Premises, or other materials, so that the space in which Tenant is relocated will be comparable in its interior design and decoration to the space from which Tenant is removed. During the relocation period Landlord will use reasonable efforts not to unduly interfere with Tenant's business activities and Landlord agrees to substantially complete the relocation within a reasonable time under all then existing circumstances. This Lease and each of its terms and conditions will remain in full force and effect and be applicable to any such new space and such new space will be deemed to be the Premises demised hereunder; upon request Tenant will execute such documents which may be requested to evidence, acknowledge and confirm the relocation (but it will be effective even in the absence of such confirmation). Landlord's obligation for expenses of removal and relocation will be the actual cost of relocating and decorating Tenant's new space, and Tenant agrees that Landlord's exercise of its election to remove and relocate Tenant will not release Tenant in whole or in part from its obligations hereunder for the full Lease Term. No rights granted in this Lease to Tenant, including the right of peaceful possession and quiet enjoyment, will be deemed breached or interfered with by reason of Landlord's exercise of the relocation right reserved herein.

                  Provided that Landlord complies with its obligation under this
Section 44, Tenant acknowledges and agrees that Tenant's relocation shall not release Tenant, in whole or in part, from its obligations hereunder for the full Lease Term. Provided that Landlord complies with its obligations under this
Section 44, no rights granted in this Lease to Tenant, including the right of peaceful possession and quiet enjoyment, will be deemed breached or interfered with by reason of Landlord's exercise of the right to relocate Tenant as herein reserved.

                  If Landlord exercises its relocation right under this paragraph, (i) Tenant will be given ninety (90) days prior notice in writing and
(ii) Landlord will reimburse Tenant for the reasonable cost of telephone relocation necessitated by the exercise of said right of relocation.

         44.      WAIVER.

LANDLORD AND TENANT HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM INVOLVING ANY MATTER WHATSOEVER ARISING OUT OF OR IN CONNECTION WITH (i) THIS LEASE, (ii) THE PREMISES, (iii) TENANT'S USE OR OCCUPANCY OF THE PREMISES, OR (iv) THE RIGHT TO ANY STATUTORY RELIEF OR REMEDY. TENANT FURTHER WAIVES THE RIGHT TO INTERPOSE ANY PERMISSIVE COUNTERCLAIM OF ANY NATURE IN ANY ACTION OR PROCEEDING COMMENCED BY LANDLORD TO OBTAIN POSSESSION OF THE PREMISES. IF TENANT VIOLATES THIS PROVISION BY FILING A PERMISSIVE COUNTERCLAIM, WITHOUT PREJUDICE TO LANDLORD'S RIGHT TO HAVE SUCH COUNTERCLAIM DISMISSED, THE PARTIES STIPULATE THAT SHOULD THE COURT PERMIT TENANT TO MAINTAIN THE COUNTERCLAIM, THE COUNTERCLAIM SHALL BE SEVERED AND TRIED SEPARATELY FROM THE ACTION FOR POSSESSION PURSUANT TO RULE 1.270(b) OF THE FLORIDA RULES OF CIVIL PROCEDURE OR OTHER SUMMARY PROCEDURES SET FORTH IN SECTION 51.011, FLORIDA STATUTES (1993). THE WAIVERS SET FORTH IN THIS SECTION ARE MADE KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY BY TENANT. TENANT FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE MAKING OF THIS WAIVER BY INDEPENDENT COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THESE WAIVERS WITH COUNSEL. THIS PROVISION IS A MATERIAL INDUCEMENT TO LANDLORD IN AGREEING TO ENTER INTO THIS LEASE.

         45.      ENTIRE AGREEMENT.

                  This Lease, together with the BLI Rider, exhibits, schedules, addenda and guaranties (as the case may be) fully incorporated into this Lease by this reference, contains the entire agreement between the parties hereto regarding the subject matters referenced herein and supersedes all prior oral and written agreements between them regarding such matters. This Lease may be modified only by an agreement in writing dated and signed by Landlord and Tenant after the date hereof.

         46.      MISCELLANEOUS.

1. If Tenant has a lease for other space in the Building, an Event of Default by Tenant under such lease will constitute a default hereunder.

2. If any term or condition of this Lease or the application thereof to any person or circumstance is, to any extent, invalid or unenforceable, the remainder of this Lease, or the application of such term or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, is not to be affected thereby and each term and condition of this Lease is to be valid and enforceable to the fullest extent permitted by law. This Lease will be construed in accordance with the laws of the State of Florida.

3. Submission of this Lease to Tenant does not constitute an offer, and this Lease becomes effective only upon execution and delivery by both Landlord and Tenant.

4.   Tenant   acknowledges   that  it  has  not  relied   upon  any   statement,
representation, prior or contemporaneous written or oral promises, agreements or warranties, except such as are expressed herein.

5. Tenant agrees to pay, before delinquency, all taxes assessed during the Lease Term agreement (i) all personal property, trade fixtures, and improvements located in or upon the Premises and (ii) any occupancy interest of Tenant in the Premises. Landlord agrees to pay all real estate taxes and assessments against the Building before the Building would be sold by tax deed to pay such delinquent taxes.

6. If Tenant, with Landlord's consent, occupies the Premises or any part thereof for the purpose of conducting business prior to the Rent Commencement Date all provisions of this Lease will be in full force and effect commencing upon such occupancy, and Base Rent and Additional Rent, where applicable, for such period will be paid by Tenant at the same rate herein specified.

7. Each party represents and warrants that it has not dealt with any agent or broker in connection with this transaction except for Stoltz Realty, Inc. and the agents or brokers specifically set forth in the BLI Rider whose commissions shall be paid by Landlord pursuant to separate agreement. If either party's representation and warranty proves to be untrue, such party will indemnify the other party against all resulting liabilities, costs, expenses, claims, demands and causes of action, including reasonable attorneys' fees and costs through all appellate actions and proceedings, if any. The foregoing will survive the end of the Lease Term.

8. Neither this Lease nor any memorandum hereof will be recorded by Tenant.

9. Nothing contained in this Lease shall be deemed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any other provisions contained in this Lease nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

10. Whenever in this Lease the context allows, the word "including" will be deemed to mean "including without limitation". The headings of articles, sections or paragraphs are for convenience only and shall not be relevant for purposes of interpretation of the provisions of this Lease.

11. Except as otherwise stated in this Lease, this Lease does not create, nor will Tenant have, any express or implied easement for or other rights to air, light or view over or about the Building or any part thereof.

12. Landlord reserves the right, upon reasonable advance notice to Tenant, except in the case of an emergency, to use, install, monitor, and repair pipes, ducts and conduits within the walls, columns, and ceilings of the Premises. Landlord shall use all reasonable efforts to not materially interfere with Tenant's peaceful use and occupancy of the Premises.

13. Any acts to be performed by Landlord under or in connection with this Lease may be delegated by Landlord to its managing agent or other authorized person or firm. Provided, however that any such delegation shall not reduce or alter the obligations to be performed by Landlord as set forth in this Lease.

14. It is acknowledged that each of the parties hereto has been fully represented by legal counsel and that each of such legal counsel has contributed substantially to the content of this Lease. Accordingly, this Lease shall not be more strictly construed against either party hereto by reason of the fact that one party may have drafted or prepared any or all of the terms and provisions hereof.

15. Landlord and Tenant acknowledge that the terms and provisions of this Lease have been negotiated based upon a variety of factors, occurring at a coincident point in time, including, but not limited to: (i) the individual principals involved and the financial strength of Tenant, (ii) the nature of Tenant's business and use of the Premises, (iii) the current leasing market place and the economic conditions affecting rental rates, (iv) the present and projected tenant mix of the Building, and (v) the projected juxtaposition of tenants on the floor(s) upon which the Premises are located and the floors within the Building. Therefore, recognizing the totality, uniqueness, complexity and interrelation of the aforementioned factors, the Tenant agrees to use its best efforts not to disseminate in any manner whatsoever, (whether by word of mouth, mechanical reproduction, physical tender or by any manner of visual or aural transmission or review) the terms and conditions of this Lease to third parties who could in any way be considered presently or in the future as prospective tenants for this or any other leasehold property with which Landlord may be involved.

16. If more than one person or entity is named herein as Tenant, their liability hereunder will be joint and several. In case Tenant is a corporation, Tenant (a) represents and warrants that this Lease has been duly authorized, executed and delivered by and on behalf of Tenant and constitutes the valid and binding agreement of Tenant in accordance with the terms hereof, and (b) Tenant shall deliver to Landlord or its agent, within three (3) business days of the execution of this Lease, executed by Tenant, certified resolutions of the board of directors authorizing Tenant's execution and delivery of this Lease and the performance of Tenant's obligations hereunder. In case Tenant is a partnership, Tenant represents and warrants that all of the persons who are general or managing partners in said partnership have executed this Lease on behalf of Tenant, or that this Lease has been executed and delivered pursuant to and in conformity with a valid and effective authorization therefor by all of the general or managing partners of such partnership, and is and constitutes the valid and binding agreement of the partnership and every partner therein in accordance with its terms. It is agreed that each and every present and future partner in Tenant, to the extent that Tenant is a partnership, shall be and remain at all times jointly and severally liable hereunder and that neither the death, resignation or withdrawal of any partner, nor the subsequent modification or waiver of any of the terms and provisions of this Lease, shall release the liability of such partner under the terms of this Lease unless and until Landlord shall have consented in writing to such release.

17. Landlord has made no inquiries about and makes no representations (express or implied) concerning whether Tenant's proposed use of the Premises is permitted under applicable law, including applicable zoning law; should Tenant's proposed use be prohibited, Tenant shall be obligated to comply with applicable law and this Lease shall nevertheless remain in full force and effect.

18. Notwithstanding anything to the contrary in this Lease, if Landlord or Tenant cannot perform any of its non-monetary obligations due to events beyond that party's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond either party's control include, but are not limited to, hurricanes and floods and other acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions. Nothing herein contained shall constitute a waiver or mitigation of Tenant's responsibility to pay Rent.

19. In the event of any litigation under this Lease the prevailing party will be reimbursed by the non-prevailing party for all reasonable attorneys' fees and costs including through all appellate actions and proceedings, including bankruptcy proceedings.

         47.      NO REPRESENTATIONS.

                  This Lease and the schedules and riders attached, form part of this Lease together with the Rules and Regulations adopted and promulgated by Landlord and set forth all the covenants, promises, assurances, agreements, representations, conditions, warranties, statements and understandings ("Representations") between Landlord and Tenant concerning the Premises and the Building and there are no Representations, either oral or written between them other than those in this Lease. This Lease supersedes and revokes all previous negotiations, arrangements, letters of intent, offers to lease, lease proposals, brochures, Representations and information conveyed whether oral or in writing, between the parties hereto or their respective representatives or any other person purporting to represent Landlord or Tenant. Tenant acknowledges it has not been induced to enter into this Lease by any representations not set forth in this Lease, and has not relied on any such Representations, no such Representations shall be used in the interpretation or construction of this Lease, and the Landlord shall have no liability for any consequences arising as a result of any such Representations. Except as herein otherwise provided, no subsequent alteration, amendment, change, or addition to this Lease shall be binding upon Landlord or Tenant unless in writing and signed by each of them.

         48.      GOVERNING LAW.

                  This Lease shall be governed by and construed in accordance with the laws of the State of Florida and venue for any suit, action or other proceeding in regard to or arising out of this Lease shall be exclusively in Palm Beach County, Florida, unless prohibited by applicable law.

         49.      COUNTERPARTS.

                  This Lease may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

50.      EARLY TERMINATION.

                  Either party shall have the unilateral right to terminate this Lease by giving a minimum of sixty (60) days prior written notice to the other party of its intention to terminate ("Termination Notice Period"). Neither party shall be in Default of the Lease at the time of the notice or during the Termination Notice Period. Rent and all other Lease obligations shall be adhered to during the Termination Notice Period.

                            SIGNATURE PAGE TO FOLLOW


         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals, as of the day and year first above written.

Signed, sealed and delivered
in the presence of:                         TENANT: I Games Entertainment, Inc.,
                                            a Nevada corporation

(1)_____________________________            By:__________________________(SEAL)
Print Name: ____________________            Name:________________________
                                            Title:  _____________________
(2) ____________________________
Print Name:_____________________


                                    LANDLORD:

                                            ARBERN INVESTORS IV, L.P.,
                                            a Delaware limited partnership

                                            By: Arbern Building Company,Inc.,
                                            a  Delaware corporation authorized
                                            to do business in Florida

(1)_____________________________            By:__________________________(SEAL)
Print Name:_____________________            Name: _______________________
                                            Title:   ____________________
(2)_____________________________
Print Name:_____________________

                                   EXHIBIT "A"

                             FLOOR PLAN OF PREMISES

                                   EXHIBIT "B"

                              INTENTIONALLY OMITTED

                                   EXHIBIT "C"

                             DESCRIPTION OF PROJECT

                                   EXHIBIT "D"

                             DESCRIPTION OF PROPERTY

                                   EXHIBIT "E"

                              RULES AND REGULATIONS

                                   EXHIBIT "F"

                          TENANT IMPROVEMENT ALLOWANCE

                                   EXHIBIT "G"

                               GUARANTEE OF LEASE


         FOR VALUE RECEIVED, and in consideration for and as an inducement to STOLTZ MANAGEMENT CO., as Agent for ARBERN INVESTORS IV, L.P., as LANDLORD to lease the PREMISES referred to in the annexed LEASE dated _______, 1999, (the "LEASE) to ________________, as TENANT therein named, the undersigned,
("Guaranty"), subject to receiving prompt written notice of any default by TENANT for which performance is required hereunder, does hereby guaranty to LANDLORD the punctual payment of the Base Rent, Overhead Rent and all Additional Rent and other charges (hereinafter collectively called "RENTS") and the due performance of all the other terms, covenants and conditions contained in said LEASE on the part of the TENANT to be paid and/or to be performed thereunder, and if any default shall be made by the TENANT under said LEASE, the undersigned does hereby covenant and agree to pay to the LANDLORD in each and every instance such sum or sums of money as the TENANT is and shall become liable for and/or obligated to pay under said LEASE and/or fully to satisfy and perform such other terms, covenants and conditions of said LEASE on the part of the TENANT to be performed thereunder and, provided LANDLORD is the prevailing party in any such action, to pay also any and all damages, expenses and attorneys fees (hereafter collectively called "DAMAGES") that may be suffered or incurred by LANDLORD in consequence of the nonpayment of said RENTS or the nonperformance of any such other terms, covenants and conditions of said LEASE; Provided, however, that LANDLORD shall pay the undersigned's attorney's fees and expenses in any such action where the undersigned in the prevailing party; such payments of RENTS to be made monthly or at such other intervals as the same shall or may become payable under said LEASE, including any accelerations thereof, such performance of said other terms, covenants and conditions to be made when due under said LEASE and such DAMAGES to be paid when incurred by LANDLORD, all without requiring any notice from LANDLORD of proof of notice or demand, all of which the undersigned hereby expressly waives; and the maintenance of any action or proceeding by the LANDLORD to recover any sum or sums that may be or become due under said LEASES, or to secure the performance of any of the other terms, covenants and conditions of said LEASE or to recover damages, shall not preclude the LANDLORD from thereafter instituting and maintaining subsequent actions or proceedings for any subsequent default or defaults of TENANT under said LEASE. The undersigned does hereby consent that without affecting the liability of the undersigned under this Guaranty and without notice to the undersigned, time may be given by LANDLORD to TENANT for payment of RENTS and performance of said other terms, covenants and conditions, or any of them, and such time extended and indulgences granted, from time to time, or the TENANT may be dispossessed or the LANDLORD may avail itself of or exercise any or all of the rights and/or remedies against the TENANT provided by law or by said LEASE, and may proceed either against the TENANT alone or jointly against the TENANT and the undersigned or against the undersigned alone without proceeding against the TENANT. The undersigned does hereby further consent to any subsequent change, modification and/or amendment of said LEASE in any of its terms, covenants or conditions, or in the RENTS payable thereunder, and/or to any assignment or assignments of said LEASE, and/or to any renewals or extensions thereof (AOPTION PERIODS@), all of which may be made without notice to or consent of the undersigned and except to the extent provided in Section 13.A. of the Lease, without in any manner releasing or relieving the undersigned from liability under this Guaranty. The undersigned does hereby further agree that in respect of any payments made by the undersigned hereunder, the undersigned shall not have any rights based on suretyship or otherwise to stand in the place of LANDLORD so as to compete with LANDLORD as a creditor of TENANT, unless and until all claims of LANDLORD under said LEASE shall have been fully paid and satisfied. The undersigned acknowledges receipt of valuable consideration received in its undertaking of this LEASE in that TENANT is a wholly owned subsidiary of the undersigned and it is acknowledged by the undersigned that the LEASE herein guaranteed by the undersigned is of benefit and value to the undersigned and would not have been negotiated or consummated by LANDLORD without this LEASE Guaranty being executed and delivered by the undersigned. As a further inducement to LANDLORD to made said LEASE and in consideration therefor, LANDLORD and the undersigned hereby agree that in any action, proceeding or counterclaim brought by either LANDLORD or the undersigned against the other on any matters whatsoever arising out of or in any way connected with said LEASE or this Guaranty, that LANDLORD and the undersigned shall and do hereby waive trial by jury. This Guaranty or any of the provisions hereof cannot be modified, waived or terminated, unless in writing, signed by the parties hereto. The provisions of this Guaranty shall apply to and bind and inure to the benefit of the undersigned and LANDLORD and their respective heirs, legal representatives, successors and assigns. In any suit or action under this Guaranty, the prevailing party shall be entitled to payment of all attorneys' fees incurred in connection with enforcing this guaranty including, without limitation, fees at the trial and all appellate levels.

         IN WITNESS WHEREOF, the undersigned have executed, or caused to be executed, this Guaranty on _____________, 2000.

                                                              GUARANTOR:

WITNESSES:                                  __________________________________

__________________________________          By:_______________________________
__________________________________          Title:____________________________
                                            Address:__________________________